Exhibit 10.2

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                                    CIBC INC.

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of March 16, 2006

                                 $967,110,847.13

                            Fixed Rate Mortgage Loans

                               Series 2006-CIBC14










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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 16, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and CIBC Inc., as seller ("CIBC" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of March 16, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation, Inc., as master servicer ("Master Servicer"), Midland Loan Services, Inc., as special servicer ("Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). In addition to the sale and conveyance of the Mortgage Loans, the Seller does hereby transfer and assign to the Purchaser its right, title and interest under that certain Loan Sale Agreement, dated as of March 16, 2006 ("Houston Galleria Loan Sale Agreement"), by and between the Seller, as purchaser, and JPMorgan Chase Bank, National Association ("JPMorgan"), as seller, including the representations and warranties therein made by JPMorgan and the remedies for any breach of such representations and warranties. Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement dated March 3, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC"), Deutsche Bank Securities Inc. ("DBSI") and Nomura Securities International, Inc. ("Nomura" and together with JPMSI, CIBCWMC and DBSI, the "Underwriters"), and the Depositor will sell the Class X-1, Class A-3A, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated March 3, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $972,571,976.34 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            (c) Notwithstanding the foregoing, solely with respect to the Houston Galleria Mortgage Loan, JPMorgan shall perform the obligations of the Seller set forth in this Section 3 and Seller shall have no responsibility to perform such obligations or to cause JPMorgan to perform such obligations.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3, B and D thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of March 3, 2006 among the Purchaser, the Seller and the Dealers (the "Indemnification Agreement").

            (d) Notwithstanding the foregoing, solely with respect to the Houston Galleria Mortgage Loan, JPMorgan shall perform the obligations of the Seller set forth in this Section 5 and the Seller shall have no responsibility to perform such obligations or to cause JPMorgan to perform such obligations.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a Delaware corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this Agreement;

                  (iv) it is duly qualified to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans (other than the Houston Galleria Mortgage Loan, including without limitation, the Houston Galleria A-2b Note) set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein (except with respect to the Houston Galleria Mortgage Loan or the Houston Galleria Mortgaged Property).

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan (except with respect to the Houston Galleria Mortgage Loan or the Houston Galleria Mortgaged Property) not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation
Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"), (i) cure such Defect or Breach, as the case may be, in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, except with respect to a Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 12 months following the Closing Date, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within such the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding any provisions of this Agreement, Seller shall have no obligation or responsibility to cure any Breach or Defect with respect to the Houston Galleria Mortgage Loan or the Houston Galleria Mortgaged Property or to repurchase or substitute for the Houston Galleria Mortgage Loan in connection with a Breach or Defect with respect to the Houston Galleria Mortgage Loan.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf not later than 12 months following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

                  (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the corporate power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's certificate of incorporation or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with the State of Delaware or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, CIBC Inc., 300 Madison Avenue, 8th Floor, New York, New York 10017, Attention: Real Estate Finance Group, telecopy number: (212) 667-5676 and
(iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.



                                       By: /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President




                                       CIBC INC.



                                       By: /s/ Todd H. Roth
                                          ------------------------------------
                                          Name:  Todd H. Roth
                                          Title: Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

JPMCC 2006-CIBC14
Mortgage Loan Schedule (CIBC)


Loan #     Mortgagor Name
--------   ----------------------------------------------------------------------------------------
      16   510 Fifth Avenue LLC
      18   San Antonio CP, Ltd.
      22   St. Louis Financial Associates, LLC
      25   River Place at Rahway, LLC
      28   MK Landlord (DE) Limited Partnership
   28.01   MK Landlord (DE) Limited Partnership
   28.02   MK Landlord (DE) Limited Partnership
   28.03   MK Landlord (DE) Limited Partnership
   28.04   MK Landlord (DE) Limited Partnership
   28.05   MK Landlord (DE) Limited Partnership
      29   Green Bay Plaza LLC
      30   Granite JFK LLC
      31   Sierra Crossroads, LLC
      32   C & F Second Avenue LLC
      35   401 Church Street LLC
      36   450 ICA Partners L.P.
      37   Courtside Condominiums, L.C., Pebble Creek Place, L.C. and Remington Condominiums, L.C.
   37.01   Courtside Condominiums, L.C., Pebble Creek Place, L.C. and Remington Condominiums, L.C.
   37.02   Courtside Condominiums, L.C., Pebble Creek Place, L.C. and Remington Condominiums, L.C.
   37.03   Courtside Condominiums, L.C., Pebble Creek Place, L.C. and Remington Condominiums, L.C.
      38   DTWR LLC
      45   Daniel Island Sun, LLC
      46   Coshocton Gilchrist LLC, Johnstown Condominiums, LLC, and Keny Boulevard Apartments, LLC
   46.01   Coshocton Gilchrist LLC, Johnstown Condominiums, LLC, and Keny Boulevard Apartments, LLC
   46.02   Coshocton Gilchrist LLC, Johnstown Condominiums, LLC, and Keny Boulevard Apartments, LLC
   46.03   Coshocton Gilchrist LLC, Johnstown Condominiums, LLC, and Keny Boulevard Apartments, LLC
      47   F & S Metro Corporate Center, LLC
      48   Goldsboro Crossing LLC
      49   2850 Appleton Associates, L.P.
      50   CalMac Suites, Ltd.
      51   Beach Metro-Oregon, LLC and Nebraska Partners-Oregon, LLC
      52   Atlas Ventures, LLC
      53   Dix McBride LLC
      54   Sokolski\Kulas Ownership Group, L.L.C.
      59   Green Trails Venture, LLC
      61   32 W. 39th Midtown Properties, LLC
      63   Grant One Associates, L.P.
      66   Allendale Shopping LLC
      69   Osceola Ridge II, LLC
      71   Pheasant Run Townhouse Apartments, LLC
      72   RPD Houston Building, LP
      73   The Tallahassee Plaza L.L.C.
      74   112 Mall Road LLC
      75   Canal Holdings, L.L.C.
      76   Gerard Avenue LLC
      77   17320-90 Main St. Hesperia, LLC
      78   GCD Partners, LLC
      79   Sherwood Marketplace, LLC
      81   Beechmont Realty Associates, LLC
      90   One Eleven Tampa, LLC
      93   Chartre Oaks, LLC
   93.01   Chartre Oaks, LLC
   93.02   Chartre Oaks, LLC
      94   205 Chubb Avenue L.L.C.
      96   Prompt Realty, LLC
      97   Shinn Hospitality, Ltd.
      98   Forest Hills of Tallahassee LC
      99   Summit Finance, LLC
     100   Abington Equity Partners, LLC
     103   Ridgeway Plaza LLC
     104   RJ Dooley Realty, Inc.
     106   Wainwright Building, LLC
     108   Yacoel Investments II, LLC
     112   Yacoel Investments III, LLC
     114   Chapel Terrace, LLC
     115   HEG Kokomo, L.L.C.
     119   Realmark-Fountains, L.L.C.
     121   914 Preston LP
     122   Blackburn Properties LLC
     126   Donato at Wall 1, LLC
     130   Washco Tristate Plaza II, LLC
     131   Avalon Plaza, LLC
     133   Bernstein-Glades, LLC
     134   City Line Associates Limited Partnership
     136   Seventy Square Associates Limited Partnership
     137   MHK Jacksonville LLC
     138   Big Sky Real Properties, L.L.C.
     139   Diho Houston, L.L.C.
     140   Bridge Commercial Partners Fund III, LLC
     141   Parc Val Partners
     142   CCSG, LLC
     143   Shannon Realty Partnership a Limited Partnership
     144   Shelby Crossing Apartments, LLC
     145   Basin Street Associates, Inc.
     146   Sycamore Springs, L.L.C.
     149   Johnston Square Associates, LLC
     150   Kragen Properties, LLC
     152   ZP No. 165, LLC
     153   Cedar Retail Investment LLC
     154   MBC Realty LLC
     155   New Candlelight Apartments, LLC
     156   Frazier Partners, LLC
     159   G&L Glastonbury, LLC
     160   R&D Majestic LLC
  160.01   R&D Majestic LLC
  160.02   R&D Majestic LLC
  160.03   R&D Majestic LLC
  160.04   R&D Majestic LLC
     161   BC MHP LP
     163   Campus Crossing, LLC
  163.01   Campus Crossing, LLC
  163.02   Campus Crossing, LLC
  163.03   Campus Crossing, LLC
  163.04   Campus Crossing, LLC
     164   Dover Silver Lakes LLC
     167   Empire Ellipse, LLC
     168   400 Executive Blvd LLC
     169   165 Chubb Avenue L.L.C.
     170   Hunt Club Apartments, LLC
     171   SC Northwest Crossing I Limited Partnership
     173   10 Neptune LLC
     175   The Inland Ave 0324, LP
     180   THMB 725 Southern LLC
     182   AP-Amsterdam 209th & Hull LLC
     186   AP-Amsterdam 754 Manida LLC
     187   JAB Realty LLC
     189   Yacoel Investments, LLC
     193   Benchmark West, LLC
     195   AP-Amsterdam 3035 Wallace LLC
     198   THMB 1935 Bergen LLC

Loan #   Property Address                                                City                State     Zip Code
------   -------------------------------------------------------------   -----------------   -------   --------
    16   510 Fifth Avenue                                                New York            NY           10036
    18   3233 NW Loop 410                                                San Antonio         TX           78213
    22   100 South 4th Street                                            St. Louis           MO           63102
    25   190-200 Lewis Street                                            Rahway              NJ           07065
    28   Various                                                         Various             Various   Various
 28.01   1340 Neubrecht Road                                             Lima                OH           45801
 28.02   5477 Evergreen Parkway                                          Sheffield Village   OH           44054
 28.03   8040 Center Point 70 Boulevard                                  Huber Heights       OH           45424
 28.04   5750 State Route 251                                            Peru                IL           61354
 28.05   1540 Cainsville Road                                            Lebanon             TN           37090
    29   1481-1535 West Mason Street and 713-831 South Military Avenue   Green Bay           WI           54304
    30   145-11 North Conduit Avenue                                     Jamaica             NY           11436
    31   11201 - 11285 Sierra Avenue                                     Fontana             CA           92337
    32   58 2nd Avenue                                                   Brooklyn            NY           11215
    35   401 Church Street                                               Nashville           TN           37219
    36   450 Winks Lane                                                  Bensalem            PA           19020
    37   Various                                                         Various             UT        Various
 37.01   517 South 1230 West and 540 South 1200 West                     Orem                UT           84058
 37.02   1219 South 580 West                                             Orem                UT           84057
 37.03   850 North Highway 89                                            North Salt Lake     UT           84054
    38   65 Cadillac Square                                              Detroit             MI           48226
    45   185 Fairchild Street                                            Daniel Island       SC           29492
    46   Various                                                         Various             OH        Various
 46.01   801 Randy Drive                                                 Mt. Vernon          OH           43050
 46.02   815 Cole Drive                                                  Johnstown           OH           43031
 46.03   1090 Claudia Drive                                              London              OH           43140
    47   1840 Gateway Drive                                              San Mateo           CA           94404
    48   1205 - 1301 North Berkeley Boulevard                            Goldsboro           NC           27534
    49   2850 Appleton Street                                            Camp Hill           PA           17011
    50   1800 South Second Street                                        McAllen             TX           78503
    51   12725 SW Millikan Way                                           Beaverton           OR           97005
    52   700 Greenlawn Drive                                             Columbia            SC           29209
    53   2229-2259 Dixs Avenue                                           Far Rockaway        NY           11691
    54   One Main Street                                                 Champaign           IL           61820
    59   2701-2799 Maple Avenue                                          Lisle               IL           60532
    61   32 West 39th Street                                             New York            NY           10018
    63   9475 Roosevelt Boulevard                                        Philadelphia        PA           19114
    66   5 Cheshire Road and 898 Crane Avenue                            Pittsfield          MA           01201
    69   1001 Ocala Road                                                 Tallahassee         FL           32304
    71   1101 Grebe Court                                                Martinsburg         WV           25401
    72   1001-1015 Texas Avenue                                          Houston             TX           77002
    73   982 West Brevard Street                                         Tallahassee         FL           32304
    74   112 Burlington Mall Road                                        Burlington          MA           01803
    75   155 Canal Street                                                New York            NY           10013
    76   586 River Avenue                                                Bronx               NY           10451
    77   17320-17398 Main Street                                         Hesperia            CA           92345
    78   901-997 Golf Course Drive                                       Rohnert Park        CA           94928
    79   16555 NW 12th Street                                            Sherwood            OR           97140
    81   8080, 8104 and 8170 Beechmont Avenue                            Cincinnati          OH           45255
    90   5610 West LaSalle Street                                        Tampa               FL           33607
    93   Various                                                         Tallahassee         FL           32304
 93.01   2001 Belle Vue Way                                              Tallahassee         FL           32304
 93.02   250 Ocala Road South                                            Tallahassee         FL           32304
    94   205 Chubb Avenue                                                Lyndhurst           NJ           07071
    96   101-01 Foster Avenue                                            Brooklyn            NY           11236
    97   2601 East President George Bush Turnpike                        Plano               TX           75074
    98   1817 West Call Street                                           Tallahassee         FL           32304
    99   8555 16th Street                                                Silver Springs      MD           20910
   100   4656 Edwardian Circle                                           Indianapolis        IN           46254
   103   158-180 Route 25A                                               East Setauket       NY           11733
   104   35 Main Street                                                  Poughkeepsie        NY           12601
   106   229 West Bute Street                                            Norfolk             VA           23510
   108   1850 and 1840 Main Court                                        Chula Vista         CA           91911
   112   1830 and 1860 Main Court                                        Chula Vista         CA           91911
   114   114 Chapel Drive and 1828 West Pensacola Street                 Tallahassee         FL           32304
   115   208 East Southway Boulevard                                     Kokomo              IN           46902
   119   6615 Fountains Boulevard                                        West Chester        OH           45069
   121   402 Main Street                                                 Houston             TX           77002
   122   2007 Beech Grove Place                                          Utica               NY           13501
   126   1800 Route 34                                                   Wall Township       NJ           07866
   130   1741 Dual Highway                                               Haggerstown         MD           21740
   131   8245 Dickerson Lane                                             Salisbury           MD           21801
   133   9181-9183 Glades Road                                           Boca Raton          FL           33434
   134   155A Mytilene Drive                                             Newport News        VA           23605
   136   701 Route 70 West                                               Marlton             NJ           08053
   137   5800 Ramona Boulevard                                           Jacksonville        FL           32205
   138   7585 East Redfield Road, 7580 & 7590 East Gray Road             Scottsdale          AZ           85260
   139   9250-9288 Bellaire Boulevard                                    Houston             TX           77036
   140   7960 Niwot Road                                                 Niwot               CO           80503
   141   7009 Weil Avenue                                                St. Louis           MO           63119
   142   2813 Spring Garden Street                                       Greensboro          NC           27403
   143   9000-9040 Royal Palm Boulevard                                  Coral Springs       FL           33065
   144   500 La Fontenay Court                                           Louisville          KY           40223
   145   201 Basin Street                                                Williamsport        PA           17701
   146   5001 - 5142 Sycamore Springs Drive                              House Springs       MO           63051
   149   1408 South Pollock Street                                       Selma               NC           27576
   150   2701-2739 and 2801-2837 Whitson Street                          Selma               CA           93662
   152   3500 Martin Luther King Boulevard                               New Bern            NC           28562
   153   580 South Main Street                                           Cedar City          UT           84720
   154   180-186 Gardner Street                                          Arlington           MA           02474
   155   1006 Harvard Drive SE                                           Warren              OH           44484
   156   330 Frazier Avenue                                              Chattanooga         TN           37405
   159   148 Eastern Boulevard                                           Glastonbury         CT           06033
   160   Various                                                         Bronx               NY        Various
160.01   2698 Creston Avenue                                             Bronx               NY           10468
160.02   276 East 199th Street                                           Bronx               NY           10458
160.03   2650 Briggs Avenue                                              Bronx               NY           10458
160.04   3477 Fort Independence Street                                   Bronx               NY           10463
   161   8336 Oak Ridge Highway                                          Knoxville           TN           37931
   163   Various                                                         Greensboro          NC           27403
163.01   1714 Brice Street                                               Greensboro          NC           27403
163.02   906 Howard Street                                               Greensboro          NC           27403
163.03   1722 Brice Street                                               Greensboro          NC           27403
163.04   920 Highland Avenue                                             Greensboro          NC           27403
   164   860 Silver Lake Boulevard                                       Dover               DE           19904
   167   4201 Church Road                                                Mt. Laurel          NJ           08054
   168   400 Executive Boulevard                                         Ossining            NY           10562
   169   165 Chubb Avenue                                                Lyndhurst           NJ           07071
   170   5421 Calder Way                                                 Indianapolis        IN           46226
   171   1250 Northwest Highway                                          Garland             TX           75041
   173   10 Neptune Boulevard                                            Neptune             NJ           07753
   175   11300 Inland Avenue                                             Mira Loma           CA           91752
   180   725 Southern Boulevard                                          Bronx               NY           10455
   182   308 East 209th Street and 3291 Hull Avenue                      Bronx               NY           10467
   186   754 Manida Street                                               Bronx               NY           10474
   187   980 Main Street                                                 Woburn              MA           01801
   189   1810 & 1820 Main Court                                          Chula Vista         CA           91911
   193   2202 West Pensacola Street                                      Tallahassee         FL           32304
   195   3035 Wallace Avenue                                             Bronx               NY           10467
   198   1935 Bergen Street                                              Brooklyn            NY           11233

Loan #   County              Property Name                          Size     Measure       Interest Rate (%)
------   -----------------   ------------------------------------   ------   -----------   -----------------
    16   New York            510 Fifth Avenue                        61159   Square Feet             5.60000
    18   Bexar               San Antonio Marriott Northwest            296   Rooms                   5.87000
    22   Saint Louis City    Deloitte Building                      248651   Square Feet             5.72000
    25   Union               River Place at Rahway                     136   Units                   5.38000
    28   Various             MetoKote - US Portfolio                624010   Square Feet             5.70000
 28.01   Allen               MetoKote Lima Facility                 264010   Square Feet             5.70000
 28.02   Loraine             MetoKote E38 Village Facility          105000   Square Feet             5.70000
 28.03   Montgomery          MetoKote Huber Heights Facility         96000   Square Feet             5.70000
 28.04   LaSalle             MetoKote Peru Facility                  87000   Square Feet             5.70000
 28.05   Wilson              MetoKote Lebanon Facility               72000   Square Feet             5.70000
    29   Brown               Green Bay Plaza                        234801   Square Feet             5.39000
    30   Queens              Courtyard by Marriott - JFK Airport       166   Rooms                   6.00000
    31   San Bernardino      Sierra Crossroads                       81529   Square Feet             5.76000
    32   Kings               The Kentile Building                   393480   Square Feet             5.82000
    35   Davidson            L&C Tower                              276818   Square Feet             5.83000
    36   Bucks               450 Winks Lane                         491577   Square Feet             5.52000
    37   Various             Brinton Portfolio                         805   Various                 5.77000
 37.01   Utah                Courtside Place and Greenbriar Place      373   Beds                    5.77000
 37.02   Utah                Remington Place                           336   Beds                    5.77000
 37.03   Davis               Pebble Creek Apartments                    96   Units                   5.77000
    38   Wayne               Cadillac Tower                         347632   Square Feet             5.75000
    45   Berkeley            Suncom Center                           90334   Square Feet             5.88000
    46   Various             Ohio Multifamily Portfolio                284   Units                   5.55000
 46.01   Knox                Park Hill Apartments                      110   Units                   5.55000
 46.02   Licking             Leafy Dell Apartments                      94   Units                   5.55000
 46.03   Madison             Liberty Park Apartments                    80   Units                   5.55000
    47   San Mateo           Metro Corporate Center                  70590   Square Feet             6.06000
    48   Wayne               Berkeley Commons                       136827   Square Feet             5.35000
    49   Cumberland          The Appleton Building                  592406   Square Feet             5.22000
    50   Hidalgo             Embassy Suites Hotel                      252   Rooms                   6.23000
    51   Washington          The Round at Beaverton - Phase I       100222   Square Feet             5.64000
    52   Richland            Wellington Farms Apartments               236   Units                   5.82000
    53   Queens              Dix McBride Apartments                    130   Units                   6.07000
    54   Champaign           One Main Street                         68999   Square Feet             6.01000
    59   DuPage              Green Trails Shopping Center            90040   Square Feet             5.64000
    61   New York            32 West 39th Street                     89700   Square Feet             5.75000
    63   Philadelphia        Grant at One                            77602   Square Feet             5.12000
    66   Berkshire           Allendale Shopping Center              199641   Square Feet             5.71000
    69   Leon                Osceola Ridge II                          276   Beds                    5.66000
    71   Berkeley            Pheasant Run                              132   Units                   5.73000
    72   Harris              Binz Law Center                        118370   Square Feet             5.87000
    73   Leon                Plaza Apartments                          359   Beds                    5.62000
    74   Middlesex           Vinebrook Plaza                         31725   Square Feet             5.63000
    75   New York            155 Canal Street                        23914   Square Feet             5.50000
    76   Bronx               586 River Avenue/Gerard                   832   Units                   5.73000
    77   San Bernardino      Hesperia Square                        106778   Square Feet             5.41000
    78   Sonoma              Mountain Shadows Plaza                  73051   Square Feet             5.47000
    79   Washington          Sherwood Marketplace                    79622   Square Feet             5.80000
    81   Hamilton            Beechmont Retail                        77873   Square Feet             5.55000
    90   Hillsborough        Labcorp Building                        94686   Square Feet             5.60000
    93   Leon                Chartre Portfolio                         160   Units                   5.62000
 93.01   Leon                Chartre Oaks                              140   Units                   5.62000
 93.02   Leon                Chartre Ridge                              20   Units                   5.62000
    94   Bergen              205 Chubb Avenue                       151705   Square Feet             5.59000
    96   Kings               101-01 Foster Avenue                   314375   Square Feet             5.95000
    97   Collin              Homewood Suites                           108   Rooms                   5.82000
    98   Leon                Forest Hills                              217   Beds                    5.62000
    99   Montgomery          The Summit Building                     80884   Square Feet             5.67000
   100   Marion              Abington Apartments                       328   Units                   5.49000
   103   Suffolk             Ridgeway Plaza                          56712   Square Feet             5.40000
   104   Dutchess            Dooley Square                           50001   Square Feet             5.96000
   106   Norfolk             Wainwright Building                     82318   Square Feet             5.60000
   108   San Diego           Staples and PetSmart                    37260   Square Feet             5.55000
   112   San Diego           Babies and Pier One                     48120   Square Feet             5.48000
   114   Leon                Chapel Terrace                            184   Beds                    6.08000
   115   Howard              Marsh Supermarkets                      55264   Square Feet             5.48000
   119   Butler              Fountains Apartments                      215   Units                   5.61000
   121   Harris              402 Main Street                         43480   Square Feet             5.68000
   122   Oneida              2007 Beech Grove Place                 346245   Square Feet             5.73000
   126   Monmouth            Donato Corporate Park #1                41101   Square Feet             5.64000
   130   Washington          Tristate Plaza                          82664   Square Feet             5.70000
   131   Wicomico            Avalon Plaza                            33700   Square Feet             5.59000
   133   Palm Beach          9181-9183 Glades Road                   34848   Square Feet             5.49000
   134   Newport News City   City Line Apartments                      200   Units                   5.91000
   136   Burlington          Marlton Square Shopping Center          39879   Square Feet             5.86000
   137   Duval               Westside Plaza                         175029   Square Feet             6.04000
   138   Maricopa            Thunderbird Executive Office Park       48566   Square Feet             5.75000
   139   Harris              Diho Plaza Shopping Center              39100   Square Feet             5.65000
   140   Boulder             Cottonwood Square                       41258   Square Feet             5.53000
   141   St. Louis           Park Val Apartments                       189   Units                   5.55000
   142   Guilford            Campus Crossing at Spring Garden          181   Beds                    5.71000
   143   Broward             Royal Palm Towers                         120   Units                   5.67000
   144   Jefferson           Shelby Crossing Apartment                  90   Units                   5.52000
   145   Lycoming            Basin Street Shopping                   71614   Square Feet             5.59000
   146   Jefferson           Sycamore Springs MHC                      189   Pads                    5.58000
   149   Johnston            Johnston Square Shopping Center        109231   Square Feet             5.74000
   150   Fresno              Selma Plaza Shopping Center             42045   Square Feet             5.63000
   152   Craven              Eckerds - New Bern                      13813   Square Feet             5.95000
   153   Iron                Renaissance Square                      74859   Square Feet             5.98000
   154   Middlesex           180-186 Gardner Street                     74   Units                   5.72000
   155   Trumble             Candlelight Apartments                    156   Units                   5.53000
   156   Hamilton            Frazier Place                              30   Units                   5.93000
   159   Hartford            148 Eastern Boulevard                   45904   Square Feet             5.65000
   160   Bronx               Majestic Portfolio                         35   Units                   5.19000
160.01   Bronx               2698 Creston Avenue                         9   Units                   5.19000
160.02   Bronx               276 East 199th Street                      11   Units                   5.19000
160.03   Bronx               2650 Briggs Avenue                          6   Units                   5.19000
160.04   Bronx               3477 Fort Independence Street               9   Units                   5.19000
   161   Knox                Beaver Creek MHC                          247   Pads                    5.93000
   163   Guilford            Campus Crossing Portfolio                 180   Beds                    5.61000
163.01   Guilford            Campus Crossing at Brice                   96   Beds                    5.61000
163.02   Guilford            Campus Crossing on Howard                  36   Beds                    5.61000
163.03   Guilford            Campus Crossing I                          24   Beds                    5.61000
163.04   Guilford            Campus Crossing II                         24   Beds                    5.61000
   164   Kent                McArdle Building                       27,697   Square Feet             5.71000
   167   Burlington          Ellipse Shopping Center                 32676   Square Feet             5.73000
   168   West Chester        400 Executive Boulevard                 25865   Square Feet             5.46000
   169   Bergen              165 Chubb Avenue                       120750   Square Feet             5.54000
   170   Marion              Hunt Club Apartments                      200   Units                   5.49000
   171   Dallas              Northwest Crossing Shopping Center      33366   Square Feet             5.80000
   173   Monmouth            10 Neptune Boulevard                    25163   Square Feet             5.76000
   175   Riverside           Valley Power Industrial                 50688   Square Feet             5.65000
   180   Bronx               725 Southern Boulevard                     58   Units                   5.10000
   182   Bronx               308 East 209th Street                      52   Units                   5.28000
   186   Bronx               754 Manida Street                          37   Units                   5.19000
   187   Middlesex           980 Main Street                            48   Units                   5.72000
   189   San Diego           Panda and Souplantation                 10400   Square Feet             5.58000
   193   Leon                Benchmark                                  70   Beds                    5.62000
   195   Bronx               3035 Wallace Avenue                        26   Units                   5.24000
   198   Kings               1935 Bergen Street                         16   Units                   5.19000

Loan #   Net Mortgage Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term   Maturity/ARD Date   Amort. Term
------   --------------------------   ----------------   --------------   ----   ---------   -----------------   -----------
    16                      5.57930         33,000,000       33,000,000    120         118   01/01/16                    360
    18                      5.84930         28,000,000       27,913,936    120         117   12/01/15                    360
    22                      5.69930         22,500,000       22,500,000     84          81   12/01/12                    360
    25                      5.35930         21,250,000       21,250,000    120         116   11/01/15                    360
    28                      5.67930         20,000,000       20,000,000    240         231   06/01/25                    228
 28.01                                       7,110,000        7,110,000    240         231   06/01/25                    228
 28.02                                       4,000,000        4,000,000    240         231   06/01/25                    228
 28.03                                       3,410,000        3,410,000    240         231   06/01/25                    228
 28.04                                       2,810,000        2,810,000    240         231   06/01/25                    228
 28.05                                       2,670,000        2,670,000    240         231   06/01/25                    228
    29                      5.36930         20,000,000       20,000,000    120         117   12/01/15                    360
    30                      5.97930         20,000,000       19,938,827    120         118   01/01/16                    300
    31                      5.68930         19,000,000       19,000,000     84          84   03/01/13                    360
    32                      5.79930         18,840,000       18,840,000    120         120   03/01/16                    360
    35                      5.80930         17,748,889       17,659,721    121         116   11/01/15                    360
    36                      5.49930         17,600,000       17,600,000    120         119   02/01/16                    360
    37                      5.74930         17,600,000       17,560,498    120         118   01/01/16                    360
 37.01                                       7,350,000        7,333,503    120         118   01/01/16                    360
 37.02                                       5,250,000        5,238,217    120         118   01/01/16                    360
 37.03                                       5,000,000        4,988,778    120         118   01/01/16                    360
    38                      5.72930         17,500,000       17,376,017    120         113   08/01/15                    360
    45                      5.76930         15,500,000       15,465,832    120         118   01/01/16                    360
    46                      5.52930         15,432,000       15,432,000     60          59   02/01/11                    360
 46.01                                       6,212,000        6,212,000     60          59   02/01/11                    360
 46.02                                       4,980,000        4,980,000     60          59   02/01/11                    360
 46.03                                       4,240,000        4,240,000     60          59   02/01/11                    360
    47                      5.98930         15,500,000       15,428,750    120         117   12/07/15                    360
    48                      5.32930         15,200,000       15,148,471    120         117   12/01/15                    360
    49                      5.19930         15,000,000       15,000,000    120         116   11/01/15                    360
    50                      6.11930         14,750,000       14,688,103    120         117   12/01/15                    300
    51                      5.61930         14,500,000       14,500,000    120         119   02/01/16                    360
    52                      5.79930         14,430,000       14,430,000    120         120   03/01/16                    360
    53                      6.04930         14,250,000       14,231,198    120         119   02/01/16                    360
    54                      5.98930         14,100,000       14,081,282    120         119   02/01/16                    360
    59                      5.61930         12,800,000       12,800,000    120         119   02/01/16                    360
    61                      5.67930         12,250,000       12,250,000    120         120   03/01/16                    360
    63                      5.09930         12,000,000       12,000,000    120         116   11/01/15                    360
    66                      5.63930         11,775,000       11,775,000    120         120   03/01/16                    360
    69                      5.63930         11,280,000       11,231,772    120         116   11/01/15                    360
    71                      5.65930         10,950,000       10,950,000    120         120   03/01/16                    360
    72                      5.84930         10,700,000       10,680,759    120         119   02/01/16                    300
    73                      5.59930         10,670,000       10,635,614    120         117   12/01/15                    360
    74                      5.60930         10,300,000       10,276,346    120         118   01/01/16                    360
    75                      5.42930         10,000,000       10,000,000    120         120   03/01/16                    360
    76                      5.70930         10,000,000        9,939,438    120         116   11/01/15                    300
    77                      5.38930          9,500,000        9,500,000    120         120   03/01/16                    300
    78                      5.44930          9,500,000        9,500,000    120         119   02/01/16                    360
    79                      5.77930          9,500,000        9,500,000    120         120   03/01/16                    360
    81                      5.52930          9,200,000        9,200,000    120         118   01/01/16                    360
    90                      5.57930          8,200,000        8,181,076    120         118   01/01/16                    360
    93                      5.59930          8,035,000        8,009,106    120         117   12/01/15                    360
 93.01                                       6,650,000        6,628,569    120         117   12/01/15                    360
 93.02                                       1,385,000        1,380,537    120         117   12/01/15                    360
    94                      5.56930          8,000,000        8,000,000    120         118   01/01/16                      0
    96                      5.92930          8,000,000        7,975,364    120         118   01/01/16                    300
    97                      5.79930          8,000,000        7,974,924    120         118   01/01/16                    300
    98                      5.59930          7,910,000        7,884,509    120         117   12/01/15                    360
    99                      5.64930          7,600,000        7,582,661    120         118   01/01/16                    360
   100                      5.46930          7,270,000        7,270,000    120         117   12/01/15                    360
   103                      5.37930          7,100,000        7,083,069    120         118   01/01/16                    360
   104                      5.93930          7,000,000        7,000,000    120         117   12/01/15                    360
   106                      5.57930          7,000,000        6,983,845    120         118   01/01/16                    360
   108                      5.52930          6,980,000        6,980,000    120         118   01/01/16                    360
   112                      5.45930          6,400,000        6,400,000    120         117   12/01/15                    360
   114                      6.05930          6,270,000        6,256,623    120         118   01/01/16                    360
   115                      5.45930          6,280,000        6,252,227    120         116   11/01/15                    360
   119                      5.53930          5,900,000        5,900,000    120         120   03/01/16                    360
   121                      5.65930          5,700,000        5,700,000    120         120   03/01/16                    360
   122                      5.61930          5,700,000        5,681,913    120         118   01/01/16                    300
   126                      5.61930          5,500,000        5,500,000    120         119   02/01/16                    360
   130                      5.67930          5,250,000        5,238,081    120         118   01/01/16                    360
   131                      5.56930          5,200,000        5,187,980    120         118   01/01/16                    360
   133                      5.46930          5,150,000        5,127,267    120         116   11/01/15                    360
   134                      5.88930          5,143,000        5,117,575    180         175   10/01/20                    360
   136                      5.83930          5,000,000        5,000,000    120         120   03/01/16                    360
   137                      6.01930          5,000,000        5,000,000    120         120   03/01/16                    360
   138                      5.67930          5,000,000        4,984,278    120         117   12/01/15                    360
   139                      5.62930          4,900,000        4,879,010    120         116   11/01/15                    360
   140                      5.50930          4,800,000        4,800,000    120         117   12/01/15                    360
   141                      5.52930          4,800,000        4,800,000    120         116   11/01/15                    360
   142                      5.68930          4,745,000        4,745,000    120         117   12/01/15                    360
   143                      5.64930          4,500,000        4,489,733    120         118   01/01/16                    360
   144                      5.49930          4,500,000        4,489,478    120         118   01/01/16                    360
   145                      5.56930          4,400,000        4,385,740    120         117   12/01/15                    360
   146                      5.55930          4,350,000        4,339,928     84          82   01/01/13                    360
   149                      5.66930          4,150,000        4,150,000    120         120   03/01/16                    300
   150                      5.60930          4,150,000        4,140,470    120         118   01/01/16                    360
   152                      5.87930          4,068,000        4,068,000    120         120   03/01/16                    360
   153                      5.95930          4,100,000        4,076,096    120         116   11/01/15                    300
   154                      5.69930          4,100,000        4,072,366    120         117   12/01/15                    240
   155                      5.50930          4,000,000        3,994,418    120         119   02/01/16                    360
   156                      5.90930          4,000,000        3,987,845     60          57   12/01/10                    360
   159                      5.62930          3,750,000        3,750,000    120         117   12/01/15                    360
   160                      5.16930          3,705,000        3,705,000    120         117   12/01/15                      0
160.01                                       1,042,000        1,042,000    120         117   12/01/15                      0
160.02                                         940,000          940,000    120         117   12/01/15                      0
160.03                                         880,000          880,000    120         117   12/01/15                      0
160.04                                         843,000          843,000    120         117   12/01/15                      0
   161                      5.85930          3,680,000        3,680,000     60          60   03/01/11                    360
   163                      5.58930          3,600,000        3,600,000    120         117   12/01/15                    360
163.01                                       1,729,560        1,729,560    120         117   12/01/15                    360
163.02                                         706,320          706,320    120         117   12/01/15                    360
163.03                                         614,760          614,760    120         117   12/01/15                    360
163.04                                         549,360          549,360    120         117   12/01/15                    360
   164                      5.63930          3,600,000        3,600,000    120         120   03/01/16                    360
   167                      5.70930          3,500,000        3,500,000    120         120   03/01/16                    360
   168                      5.43930          3,480,000        3,480,000    120         119   02/01/16                    360
   169                      5.51930          3,400,000        3,400,000    113         111   06/01/15                      0
   170                      5.46930          3,360,000        3,360,000    120         117   12/01/15                    360
   171                      5.77930          3,360,000        3,349,534    120         117   12/01/15                    360
   173                      5.73930          3,230,000        3,230,000    120         120   03/01/16                    360
   175                      5.62930          3,172,000        3,172,000    120         120   03/01/16                    360
   180                      5.07930          2,840,000        2,840,000    120         118   01/01/16                      0
   182                      5.25930          2,800,000        2,800,000    120         117   12/01/15                      0
   186                      5.16930          2,500,000        2,500,000    120         117   12/01/15                      0
   187                      5.69930          2,400,000        2,383,824    120         117   12/01/15                    240
   189                      5.55930          2,220,000        2,220,000    120         118   01/01/16                    360
   193                      5.59930          2,065,000        2,058,345    120         117   12/01/15                    360
   195                      5.21930          1,640,000        1,640,000    120         119   02/01/16                    360
   198                      5.16930            870,000          870,000    120         118   01/01/16                      0

Loan #   Rem. Amort.   Monthly Debt Service   Servicing Fee Rate   Accrual Type   ARD (Y/N)   ARD Step Up (%)
------   -----------   --------------------   ------------------   ------------   ---------   ---------------
    16           360                189,446              0.02000   Actual/360     No
    18           357                165,541              0.02000   Actual/360     No
    22           360                130,875              0.02000   Actual/360     No
    25           360                119,060              0.02000   Actual/360     No
    28           228                143,819              0.02000   Actual/360     No
 28.01           228                 51,128                        Actual/360     No
 28.02           228                 28,764                        Actual/360     No
 28.03           228                 24,521                        Actual/360     No
 28.04           228                 20,207                        Actual/360     No
 28.05           228                 19,200                        Actual/360     No
    29           360                112,181              0.02000   Actual/360     No
    30           298                128,860              0.02000   Actual/360     No
    31           360                111,000              0.07000   Actual/360     No
    32           360                110,784              0.02000   Actual/360     No
    35           355                104,481              0.02000   Actual/360     No
    36           360                100,152              0.02000   Actual/360     No
    37           358                102,933              0.02000   Actual/360     No
 37.01           358                 42,986                        Actual/360     No
 37.02           358                 30,704                        Actual/360     No
 37.03           358                 29,242                        Actual/360     No
    38           353                102,125              0.02000   Actual/360     No
    45           358                 91,738              0.11000   Actual/360     No
    46           360                 88,106              0.02000   Actual/360     No
 46.01           360                 35,466                        Actual/360     No
 46.02           360                 28,432                        Actual/360     No
 46.03           360                 24,207                        Actual/360     No
    47           357                104,262              0.07000   Actual/360     No
    48           357                 84,879              0.02000   Actual/360     No
    49           360                 82,552              0.02000   Actual/360     No
    50           297                 97,119              0.11000   Actual/360     No
    51           360                 83,608              0.02000   Actual/360     No
    52           360                 84,852              0.02000   Actual/360     No
    53           359                 86,078              0.02000   Actual/360     No
    54           359                 84,627              0.02000   Actual/360     No
    59           360                 73,805              0.02000   Actual/360     No
    61           360                 71,488              0.07000   Actual/360     No
    63           360                 65,302              0.02000   Actual/360     No
    66           360                 68,417              0.07000   Actual/360     No
    69           356                 65,184              0.02000   Actual/360     No
    71           360                 63,762              0.07000   Actual/360     No
    72           299                 68,092              0.02000   Actual/360     No
    73           357                 61,389              0.02000   Actual/360     No
    74           358                 59,325              0.02000   Actual/360     No
    75           360                 56,779              0.07000   Actual/360     No
    76           296                 62,790              0.02000   Actual/360     No
    77           300                 57,829              0.02000   Actual/360     No
    78           360                 53,761              0.02000   Actual/360     No
    79           360                 55,742              0.02000   Actual/360     No
    81           360                 52,526              0.02000   Actual/360     No
    90           358                 47,074              0.02000   Actual/360     No
    93           357                 46,229              0.02000   Actual/360     No
 93.01           357                 38,260                        Actual/360     No
 93.02           357                  7,968                        Actual/360     No
    94             0                 37,784              0.02000   Actual/360     No
    96           298                 51,300              0.02000   Actual/360     No
    97           298                 50,667              0.02000   Actual/360     No
    98           357                 45,509              0.02000   Actual/360     No
    99           358                 43,966              0.02000   Actual/360     No
   100           360                 41,233              0.02000   Actual/360     No
   103           358                 39,869              0.02000   Actual/360     No
   104           360                 41,789              0.02000   Actual/360     No
   106           358                 40,186              0.02000   Actual/360     No
   108           360                 39,851              0.02000   Actual/360     No
   112           360                 36,258              0.02000   Actual/360     No
   114           358                 37,915              0.02000   Actual/360     No
   115           356                 35,578              0.02000   Actual/360     No
   119           360                 33,908              0.07000   Actual/360     No
   121           360                 33,011              0.02000   Actual/360     No
   122           298                 35,790              0.11000   Actual/360     No
   126           360                 31,713              0.02000   Actual/360     No
   130           358                 30,471              0.02000   Actual/360     No
   131           358                 29,819              0.02000   Actual/360     No
   133           356                 29,209              0.02000   Actual/360     No
   134           355                 30,538              0.02000   Actual/360     No
   136           360                 29,529              0.02000   Actual/360     No
   137           360                 30,106              0.02000   Actual/360     No
   138           357                 29,179              0.07000   Actual/360     No
   139           356                 28,285              0.02000   Actual/360     No
   140           360                 27,344              0.02000   Actual/360     No
   141           360                 27,405              0.02000   Actual/360     No
   142           360                 27,570              0.02000   Actual/360     No
   143           358                 26,033              0.02000   Actual/360     No
   144           358                 25,607              0.02000   Actual/360     No
   145           357                 25,232              0.02000   Actual/360     No
   146           358                 24,918              0.02000   Actual/360     No
   149           300                 26,083              0.07000   Actual/360     No
   150           358                 23,903              0.02000   Actual/360     No
   152           360                 24,259              0.07000   Actual/360     No
   153           296                 26,366              0.02000   Actual/360     No
   154           237                 28,715              0.02000   Actual/360     No
   155           359                 22,787              0.02000   Actual/360     No
   156           357                 23,802              0.02000   Actual/360     No
   159           360                 21,646              0.02000   Actual/360     No
   160             0                 16,247              0.02000   Actual/360     No
160.01             0                  4,569                        Actual/360     No
160.02             0                  4,122                        Actual/360     No
160.03             0                  3,859                        Actual/360     No
160.04             0                  3,697                        Actual/360     No
   161           360                 21,898              0.07000   Actual/360     No
   163           360                 20,690              0.02000   Actual/360     No
163.01           360                  9,940                        Actual/360     No
163.02           360                  4,059                        Actual/360     No
163.03           360                  3,533                        Actual/360     No
163.04           360                  3,157                        Actual/360     No
   164           360                 20,917              0.07000   Actual/360     No
   167           360                 20,381              0.02000   Actual/360     No
   168           360                 19,672              0.02000   Actual/360     No
   169             0                 15,915              0.02000   Actual/360     No
   170           360                 19,057              0.02000   Actual/360     No
   171           357                 19,715              0.02000   Actual/360     No
   173           360                 18,870              0.02000   Actual/360     No
   175           360                 18,310              0.02000   Actual/360     No
   180             0                 12,238              0.02000   Actual/360     No
   182             0                 12,491              0.02000   Actual/360     No
   186             0                 10,963              0.02000   Actual/360     No
   187           237                 16,809              0.02000   Actual/360     No
   189           360                 12,717              0.02000   Actual/360     No
   193           357                 11,881              0.02000   Actual/360     No
   195           360                  9,046              0.02000   Actual/360     No
   198             0                  3,815              0.02000   Actual/360     No

Loan #   Title Type          Crossed Loan   Originator/Loan Seller
------   -----------------   ------------   ----------------------
    16   Fee                                CIBC
    18   Fee                                CIBC
    22   Fee                                CIBC
    25   Leasehold                          CIBC
    28   Fee                                CIBC
 28.01   Fee                                CIBC
 28.02   Fee                                CIBC
 28.03   Fee                                CIBC
 28.04   Fee                                CIBC
 28.05   Fee                                CIBC
    29   Fee                                CIBC
    30   Fee                                CIBC
    31   Fee                                CIBC
    32   Fee                                CIBC
    35   Fee                                CIBC
    36   Fee                                CIBC
    37   Fee                                CIBC
 37.01   Fee                                CIBC
 37.02   Fee                                CIBC
 37.03   Fee                                CIBC
    38   Fee                                CIBC
    45   Fee                                CIBC
    46   Fee                                CIBC
 46.01   Fee                                CIBC
 46.02   Fee                                CIBC
 46.03   Fee                                CIBC
    47   Fee                                CIBC
    48   Fee                                CIBC
    49   Fee                                CIBC
    50   Fee                                CIBC
    51   Fee                                CIBC
    52   Fee                                CIBC
    53   Fee                                CIBC
    54   Fee                                CIBC
    59   Fee                                CIBC
    61   Fee                                CIBC
    63   Fee                                CIBC
    66   Fee                                CIBC
    69   Fee                                CIBC
    71   Fee                                CIBC
    72   Fee and Leasehold                  CIBC
    73   Fee                                CIBC
    74   Fee                                CIBC
    75   Fee                                CIBC
    76   Fee                                CIBC
    77   Fee                                CIBC
    78   Fee                                CIBC
    79   Fee                                CIBC
    81   Leasehold                          CIBC
    90   Fee                                CIBC
    93   Fee                                CIBC
 93.01   Fee                                CIBC
 93.02   Fee                                CIBC
    94   Fee                                CIBC
    96   Leasehold                          CIBC
    97   Fee                                CIBC
    98   Fee                                CIBC
    99   Fee                                CIBC
   100   Fee                                CIBC
   103   Leasehold                          CIBC
   104   Fee                                CIBC
   106   Fee                                CIBC
   108   Fee                                CIBC
   112   Fee                                CIBC
   114   Fee                                CIBC
   115   Fee                                CIBC
   119   Fee                                CIBC
   121   Fee                                CIBC
   122   Fee                                CIBC
   126   Fee                                CIBC
   130   Fee                                CIBC
   131   Fee                                CIBC
   133   Fee                                CIBC
   134   Fee                                CIBC
   136   Fee                                CIBC
   137   Fee and Leasehold                  CIBC
   138   Fee                                CIBC
   139   Fee                                CIBC
   140   Fee                                CIBC
   141   Fee                                CIBC
   142   Fee                                CIBC
   143   Fee                                CIBC
   144   Fee                                CIBC
   145   Fee                                CIBC
   146   Fee                                CIBC
   149   Fee                                CIBC
   150   Fee                                CIBC
   152   Fee                                CIBC
   153   Fee                                CIBC
   154   Fee                                CIBC
   155   Fee                                CIBC
   156   Fee                                CIBC
   159   Fee                                CIBC
   160   Fee                                CIBC
160.01   Fee                                CIBC
160.02   Fee                                CIBC
160.03   Fee                                CIBC
160.04   Fee                                CIBC
   161   Fee                                CIBC
   163   Fee                                CIBC
163.01   Fee                                CIBC
163.02   Fee                                CIBC
163.03   Fee                                CIBC
163.04   Fee                                CIBC
   164   Fee                                CIBC
   167   Fee                                CIBC
   168   Fee                                CIBC
   169   Fee                                CIBC
   170   Fee                                CIBC
   171   Fee                                CIBC
   173   Fee                                CIBC
   175   Fee                                CIBC
   180   Fee                                CIBC
   182   Fee                                CIBC
   186   Fee                                CIBC
   187   Fee                                CIBC
   189   Fee                                CIBC
   193   Fee                                CIBC
   195   Fee                                CIBC
   198   Fee                                CIBC

Loan #   Guarantor                                                                  Letter of Credit
------   ------------------------------------------------------------------------   ----------------
    16   Elie Tahari                                                                No
    18   Columbia Sussex Corporation                                                No
    22   HGGP Capital II, LLC                                                       No
    25   Clayton A. Bonny                                                           No
    28   Corporate Property Associates 16-Global Incorporated                       No
 28.01   Corporate Property Associates 16-Global Incorporated                       No
 28.02   Corporate Property Associates 16-Global Incorporated                       No
 28.03   Corporate Property Associates 16-Global Incorporated                       No
 28.04   Corporate Property Associates 16-Global Incorporated                       No
 28.05   Corporate Property Associates 16-Global Incorporated                       No
    29   Karen S. Marshak, Sidney Oko                                               No
    30   G. Holdings Corporation                                                    No
    31   Empire Commercial Real Estate, L.P.                                        No
    32   Elyahu Cohen                                                               No
    35   Armand Lasky                                                               No
    36   Abraham Fruchthandler, Rubin Schron                                        No
    37   Gary R. Brinton                                                            No
 37.01   Gary R. Brinton                                                            No
 37.02   Gary R. Brinton                                                            No
 37.03   Gary R. Brinton                                                            No
    38   Northern Group Inc.                                                             3,000,000.0
    45   Edwin Llwyd Ecclestone, Jr.                                                     1,500,000.0
    46   Pincus Rand                                                                No
 46.01   Pincus Rand                                                                No
 46.02   Pincus Rand                                                                No
 46.03   Pincus Rand                                                                No
    47   Foster Enterprises, Syme Family Partners, L.P.                             No
    48   Connell L. Radcliff, Jeff L. Bryd, Randall P. Bosse                             1,000,000.0
    49   Richard S. Powell, Jeffrey C. Camp, Steven D. Brand, Patrick R. Walborn,   No
    50   Stephen B. Oveson                                                          No
    51   Scott C. Looney, Peter T. Chapman                                          No
    52   Thomas A. Saieed, Jr., Lonnie C. Poole, III                                No
    53   Nir Shalit, Moshe Apelbaum                                                 No
    54   Jon Sokolski, Michael Kulas                                                No
    59   Philip S. Marrone                                                                 200,000.0
    61   Aron Rosenberg                                                             No
    63   Richard S. Powell, Jeffrey C. Camp, Steven D. Brand, Patrick R. Walborn    No
    66   Philip Pilevsky, Meir Levy                                                 No
    69   Hurley H. Booth, Jr.                                                       No
    71   Sassan Emral Shaool                                                        No
    72   Scott Dew, Richard Pachulski, Isaac Pachulski, Nathan Rubin                     1,200,000.0
    73   Hurley H. Booth, Jr.                                                       No
    74   Gary F. Snerson, David H. Carls                                            No
    75   Alexander F. Chu, Irene Chu                                                No
    76   Scott Diamond, John Delmonaco                                              No
    77   Allen Alevy                                                                No
    78   Stephen B. Jaeger, Preston Cook                                            No
    79   Eastern Western Corporation                                                No
    81   Andrew J. Cohen                                                            No
    90   Bruce Slovin                                                               No
    93   Hurley H. Booth, Jr.                                                       No
 93.01   Hurley H. Booth, Jr.                                                       No
 93.02   Hurley H. Booth, Jr.                                                       No
    94   The Hampshire Generational Fund LLC                                        No
    96   Herman Friedman                                                            No
    97   Gresham J. Shinn                                                           No
    98   Hurley H. Booth, Jr.                                                       No
    99   William F. Peel, Jr., Barbara K. Peel                                      No
   100   Eli Stefansky                                                              No
   103   Charles Lefkowitz, Michael Lefkowitz, Todd Mendik                          No
   104   Robert J. Dooley, Cornelius R. Verhoest                                    No
   106   Eric Menden, George P. Hranowskyj                                          No
   108   Claude L. Yacoel, Michelle Yacoel                                          No
   112   Claude L. Yacoel, Michelle Yacoel                                          No
   114   Hurley H. Booth, Jr.                                                       No
   115   Michael A. Klump                                                           No
   119   Joseph M. Jayson                                                           No
   121   Angus S. Hughes                                                            No
   122   Randolph B. Soggs                                                          No
   126   John Donato, Jr., Corbett Donato                                           No
   130   Sassan Emral Shaool                                                        No
   131   Theo A. Margas                                                             No
   133   Craig Bernstein                                                            No
   134   LAC Properties Operating Partnership, L.P.                                 No
   136   Jerrold Rubinstein, Jeffrey Govberg                                        No
   137   Michael M. Ades                                                            No
   138   Andrew L. Liddell                                                          No
   139   Chan-Hwa Yao, Esther Yao                                                   No
   140   Harris Saberman, Andrew Freeman, Gary Myre                                 No
   141   O. Bruce Mills                                                             No
   142   H. Frank Auman, III, Seth Coker, Royce Hawley, Christopher Staley          No
   143   Elizabeth Wagner, K. Peter Wagner, Yvonne R. Wagner                        No
   144   G. Townsend Underhill III, Jeffrey A. Underhill                            No
   145   John Albarano II                                                           No
   146   Anthony Stieren                                                            No
   149   Terry E. Slate, William H. Skipper, Jr.                                    No
   150   Michele Kragen Balaban                                                     No
   152   Jeffrey L. Zimmer                                                          No
   153   Michael L. Nielsen, Lawrence Lake, Neil Wall, William F. George            No
   154   Mohammed Akbarian, Betty J. Akbarian                                       No
   155   Nathan J. Pollack                                                          No
   156   J. Robert McKenzie                                                         No
   159   Stephen P. Lawrence, Lester R. Giegerich                                   No
   160   Mitchel Maidman, Gregory Maidman                                           No
160.01   Mitchel Maidman, Gregory Maidman                                           No
160.02   Mitchel Maidman, Gregory Maidman                                           No
160.03   Mitchel Maidman, Gregory Maidman                                           No
160.04   Mitchel Maidman, Gregory Maidman                                           No
   161   Mark Coleman                                                               No
   163   H. Frank Auman, III                                                        No
163.01   H. Frank Auman, III                                                        No
163.02   H. Frank Auman, III                                                        No
163.03   H. Frank Auman, III                                                        No
163.04   H. Frank Auman, III                                                        No
   164   Philip Pilevsky, Meir Levy                                                 No
   167   Michael S. Pearlstein                                                      No
   168   Rubin Schron, Abraham Fruchthandler, Joshua Safrin, Bruce Federman         No
   169   The Hampshire Generational Fund LLC                                        No
   170   Eli Stefansky                                                              No
   171   Sterling Centrecorp Inc., Sterling Centrecorp U.S. Inc.                    No
   173   Solomon Dwek                                                               No
   175   Swaranjit Nijjar                                                           No
   180   Mitchel Maidman, Gregory Maidman                                           No
   182   Mitchel Maidman, Gregory Maidman                                           No
   186   Mitchel Maidman, Gregory Maidman                                           No
   187   Mohammed Akbarian, Betty J. Akbarian                                       No
   189   Claude L. Yacoel, Michelle Yacoel                                          No
   193   Hurley H. Booth, Jr.                                                       No
   195   Mitchel Maidman, Gregory Maidman                                           No
   198   Mitchel Maidman, Gregory Maidman                                           No

Loan #   Upfront CapEx Reserve   Upfront Eng. Reserve   Upfront Envir. Reserve   Upfront TI/LC Reserve
------   ---------------------   --------------------   ----------------------   ---------------------
    16               42,113.00              46,250.00                     0.00                5,097.00
    18               32,436.67                   0.00                     0.00                    0.00
    22              245,725.00             304,275.00                     0.00            2,307,083.33
    25                1,983.34                   0.00                     0.00                    0.00
    28                    0.00                   0.00                     0.00                    0.00
 28.01
 28.02
 28.03
 28.04
 28.05
    29                2,935.00                   0.00                     0.00              250,000.00
    30                    0.00                   0.00                     0.00                    0.00
    31                3,237.00                   0.00                     0.00               12,501.00
    32                6,558.00              16,975.00                     0.00              350,000.00
    35                4,614.00                   0.00                     0.00              200,000.00
    36                4,097.00              28,125.00                     0.00                8,193.00
    37               44,666.00             122,125.00                     0.00                    0.00
 37.01
 37.02
 37.03
    38                5,794.00              33,125.00                     0.00               29,167.00
    45                1,506.00                   0.00                     0.00                    0.00
    46                5,325.00                   0.00                     0.00                    0.00
 46.01
 46.02
 46.03
    47                2,353.00                   0.00                     0.00               11,765.00
    48                2,280.00                   0.00                     0.00                    0.00
    49                5,430.42                   0.00                     0.00                6,000.00
    50               28,065.00              10,000.00                     0.00                    0.00
    51                1,670.33                   0.00                     0.00              140,000.00
    52                3,933.00                   0.00                     0.00                    0.00
    53              156,648.00              50,750.00                     0.00                    0.00
    54                  862.00                   0.00                     0.00                6,833.33
    59                  750.33                   0.00                     0.00                5,000.00
    61                1,391.67                   0.00                30,000.00                9,583.33
    63                  970.00               7,000.00                     0.00                3,125.00
    66                2,497.00              19,000.00                     0.00                4,167.00
    69                2,013.00                   0.00                     0.00                    0.00
    71                2,200.00                   0.00                     0.00                    0.00
    72                1,973.00                   0.00                     0.00              413,799.00
    73                8,429.00             455,313.00                     0.00                    0.00
    74                  396.56                   0.00                     0.00                    0.00
    75                  299.00              33,000.00                     0.00                    0.00
    76                1,230.75                   0.00                     0.00                    0.00
    77                1,335.00               9,375.00                     0.00                6,250.00
    78                  913.00                   0.00                     0.00                6,417.00
    79                  997.00                   0.00                     0.00                5,417.00
    81                1,915.85                   0.00                     0.00                5,416.67
    90                    0.00                   0.00                     0.00                7,663.41
    93                4,667.00                   0.00                     0.00                    0.00
 93.01
 93.02
    94                    0.00                   0.00                     0.00                    0.00
    96                    0.00                   0.00                     0.00                    0.00
    97               12,970.00                   0.00                     0.00                    0.00
    98                5,571.00              95,000.00                     0.00                    0.00
    99                1,348.00           1,059,225.00                     0.00                6,750.00
   100                9,567.00              34,194.00                     0.00                    0.00
   103                  709.00              30,688.00                     0.00                    0.00
   104                  625.00                   0.00                     0.00                3,125.00
   106                2,500.00              11,188.00                     0.00                3,500.00
   108                    0.00                   0.00                     0.00                    0.00
   112                    0.00                   0.00                     0.00                    0.00
   114                3,325.00              58,750.00                     0.00                    0.00
   115                    0.00                   0.00                     0.00                    0.00
   119                4,640.00             225,000.00                     0.00                    0.00
   121               12,702.00              38,019.00                     0.00                4,166.66
   122                3,093.00                   0.00                     0.00                4,167.00
   126                  685.00                   0.00                     0.00                2,083.00
   130                1,034.00                   0.00                     0.00                2,084.00
   131                  842.00                   0.00                     0.00                5,000.00
   133                  436.00                   0.00                     0.00              201,452.00
   134                6,666.00                   0.00                     0.00                    0.00
   136                  498.00                   0.00                     0.00                4,166.66
   137                2,187.86               6,125.00                     0.00              504,166.66
   138               50,809.00              15,000.00                     0.00              200,000.00
   139                  488.75                   0.00                     0.00               53,333.33
   140                  588.00              38,263.00                     0.00              100,000.00
   141                    0.00              58,420.00                     0.00                    0.00
   142               25,000.00                   0.00                     0.00                    0.00
   143                    0.00                   0.00                     0.00                    0.00
   144                1,875.00                   0.00                     0.00                    0.00
   145                  895.00                   0.00                     0.00                2,387.00
   146                  907.00                   0.00                     0.00                    0.00
   149                1,639.00                   0.00                     0.00                2,083.00
   150                  525.56               9,000.00                     0.00               37,000.00
   152                  173.00                   0.00                     0.00                    0.00
   153                  908.00              36,391.25                     0.00                3,333.33
   154                    0.00                   0.00                     0.00                    0.00
   155                3,744.00               6,375.00                     0.00                    0.00
   156                  773.00                   0.00                     0.00                  494.33
   159                  765.00               9,188.00                     0.00                4,166.67
   160                  741.00                   0.00                     0.00                    0.00
160.01
160.02
160.03
160.04
   161                    0.00                   0.00                 1,030.00                    0.00
   163               25,000.00                   0.00                     0.00                    0.00
163.01
163.02
163.03
163.04
   164               47,375.00                   0.00                     0.00                    0.00
   167                  408.00                   0.00                     0.00               51,667.00
   168                  418.00                   0.00                     0.00                2,748.00
   169                    0.00                   0.00                     0.00                    0.00
   170                6,867.00              99,593.00                     0.00                    0.00
   171               67,149.00                   0.00                     0.00               40,000.00
   173               30,000.00                   0.00                     0.00               45,000.00
   175                  422.41                   0.00                 1,000.00                  833.33
   180                1,608.00                   0.00                     0.00                    0.00
   182                1,166.00                   0.00                     0.00                    0.00
   186                  887.00                   0.00                     0.00                    0.00
   187                    0.00                   0.00                     0.00                    0.00
   189                    0.00                   0.00                     0.00                    0.00
   193                1,779.00                   0.00                     0.00                    0.00
   195                  542.00                   0.00                     0.00                    0.00
   198                  413.00                   0.00                     0.00                    0.00

Loan #   Upfront RE Tax Reserve   Upfront Ins. Reserve   Upfront Other Reserve   Monthly Capex Reserve
------   ----------------------   --------------------   ---------------------   ---------------------
    16               173,692.67              33,161.25                    0.00                 1019.00
    18                86,638.84              17,826.00                    0.00                32436.67
    22                86,914.00              34,573.83                    0.00                    0.00
    25                     0.00              14,786.50            3,601,500.00                 1983.34
    28                     0.00                   0.00                    0.00                    0.00
 28.01
 28.02
 28.03
 28.04
 28.05
    29               199,441.67              18,506.25                    0.00                 2935.00
    30                     0.00                   0.00                    0.00                    0.00
    31                98,254.49              34,802.15                    0.00                 1079.00
    32                71,944.00              35,638.63                    0.00                 6558.00
    35               146,876.92              12,667.25                    0.00                 4614.00
    36               217,538.25              31,182.28              556,000.00                 4097.00
    37                51,854.63              48,444.25              650,000.00                 9666.00
 37.01
 37.02
 37.03
    38                96,853.33              17,446.00                    0.00                 5794.00
    45                     0.00                   0.00                    0.00                 1506.00
    46                66,945.31              26,880.67                    0.00                 5325.00
 46.01
 46.02
 46.03
    47               143,199.00              72,121.66                    0.00                 1176.50
    48                33,162.50               3,675.42                    0.00                 1140.00
    49                30,549.47              41,144.25                    0.00                 5430.42
    50                40,587.01              78,791.33            1,000,000.00                28065.00
    51                43,987.25              15,163.75                    0.00                 1670.33
    52                87,688.40              61,883.50                    0.00                 3933.00
    53                   639.53              43,897.67                    0.00                 3648.00
    54                69,151.25              14,248.33               52,627.14                  862.00
    59               112,000.00               4,225.75              150,121.00                  750.33
    61               163,195.33              17,413.00                    0.00                 1391.67
    63                82,401.92              23,913.17              770,000.00                  970.00
    66                77,373.19              51,221.67               12,000.00                 2497.00
    69               112,125.00              30,632.05                    0.00                 2013.00
    71                26,666.67               9,875.50                    0.00                 2200.00
    72                82,438.66              30,614.19              500,000.00                 1973.00
    73                36,360.50              61,250.85                    0.00                 8429.00
    74                58,892.40              14,924.67                    0.00                  396.56
    75                80,096.93              10,822.50              170,000.00                  299.00
    76                95,000.00              37,922.08                    0.00                 1230.75
    77                14,164.18               9,002.33                    0.00                 1335.00
    78                14,890.67              17,753.08                    0.00                  913.00
    79                51,911.67               6,001.00                    0.00                  997.00
    81               134,437.82              20,810.49                    0.00                 1915.85
    90                53,629.57              48,036.75                    0.00                    0.00
    93                20,930.75              36,480.59                    0.00                 4667.00
 93.01
 93.02
    94                     0.00                   0.00                    0.00                    0.00
    96                     0.00              43,580.75                    0.00                 3937.50
    97                29,978.93              40,272.91                    0.00                12970.00
    98                20,124.00              38,576.22                    0.00                 5571.00
    99                43,000.00               7,114.58               61,627.00                 1348.00
   100                35,527.50              45,196.80               33,017.00                 9567.00
   103                     0.00                   0.00                    0.00                  709.00
   104                 4,920.15              38,490.46              725,000.00                  625.00
   106                19,098.23               8,568.50              500,000.00                 2500.00
   108                     0.00               3,577.80                    0.00                    0.00
   112                     0.00               2,006.65                    0.00                    0.00
   114                24,533.33              25,169.28                    0.00                 3325.00
   115                58,478.15                   0.00                    0.00                    0.00
   119                68,302.99              36,203.25                    0.00                 4640.00
   121                31,666.67              12,504.06                    0.00                  721.00
   122                94,059.24              28,086.67                7,500.00                 3093.00
   126                 7,623.67               7,494.50               62,882.00                  685.00
   130                10,850.00               4,231.50                    0.00                 1034.00
   131                27,311.84               2,569.58              550,000.00                  421.00
   133                99,166.67              24,602.36              325,000.00                  436.00
   134                35,914.67              52,882.33                    0.00                 3333.00
   136                22,045.00               9,046.92                    0.00                  498.00
   137                53,800.50                   0.00                    0.00                 2187.86
   138                56,463.75               3,329.67                    0.00                  809.00
   139                95,512.00               4,859.38                    0.00                  488.75
   140                53,726.00               4,285.25                1,100.00                  588.00
   141                59,154.03              17,264.67                    0.00                 4226.00
   142                22,270.00               8,302.00                    0.00                    0.00
   143                39,237.50              48,737.08                    0.00                    0.00
   144                23,385.00              13,129.19              300,000.00                 1875.00
   145                36,287.91              19,888.66              125,000.00                  895.00
   146                 5,218.50               4,012.33                    0.00                  907.00
   149                30,571.57               8,021.82                    0.00                 1639.00
   150                44,986.85              14,724.17               22,500.00                  525.56
   152                     0.00                 355.00               20,000.00                  173.00
   153                 6,505.37               5,681.08              150,000.00                  908.00
   154                15,605.75               4,535.00                    0.00                    0.00
   155                 8,645.32              21,150.00              200,000.00                 3744.00
   156                 6,085.85               3,321.25              250,000.00                  773.00
   159                59,454.50               3,476.00               25,000.00                  765.00
   160                16,992.30              13,493.25                    0.00                  741.00
160.01
160.02
160.03
160.04
   161                 4,342.91               8,759.17               50,000.00                 1030.00
   163                20,642.50              12,289.50                    0.00                    0.00
163.01
163.02
163.03
163.04
   164                22,000.00               1,450.00              100,000.00                  375.00
   167                 9,222.50               7,571.08                    0.00                  408.00
   168                40,632.86               2,445.40                    0.00                  418.00
   169                     0.00                   0.00                    0.00                    0.00
   170                36,250.00              31,468.00               20,133.00                 6867.00
   171                 6,042.94               6,267.25              214,645.48                  417.00
   173                16,250.00               2,943.17              620,000.00                    0.00
   175                     0.00                   0.00                    0.00                  422.41
   180                 6,706.67              40,000.00                    0.00                 1608.00
   182                32,894.17              16,779.02                    0.00                 1166.00
   186                16,764.42              12,420.11                    0.00                  887.00
   187                 8,150.75               2,567.25                    0.00                    0.00
   189                     0.00                 704.70                    0.00                    0.00
   193                 5,956.25              11,690.63                    0.00                 1779.00
   195                 7,921.50              11,916.67                    0.00                  542.00
   198                 2,310.67              11,500.00                    0.00                  413.00

Loan #   Monthly Envir. Reserve   Monthly TI/LC Reserve   Monthly RE Tax Reserve   Monthly Ins. Reserve
------   ----------------------   ---------------------   ----------------------   ---------------------
    16                     0.00                 5097.00                 86846.33                 3684.58
    18                     0.00                    0.00                 28879.61                    0.00
    22                     0.00                 7083.33                 43457.00                 3457.38
    25                     0.00                    0.00                     0.00                 2464.42
    28                     0.00                    0.00                     0.00                    0.00
 28.01
 28.02
 28.03
 28.04
 28.05
    29                     0.00                    0.00                 28491.67                 2643.75
    30                     0.00                    0.00                     0.00                    0.00
    31                     0.00                 4167.00                 19650.90                 6279.31
    32                     0.00                    0.00                 17986.00                 4058.92
    35                     0.00                    0.00                 20982.42                 4222.42
    36                     0.00                 8193.00                 24170.92                 3792.32
    37                     0.00                    0.00                 12963.66                 4946.66
 37.01
 37.02
 37.03
    38                     0.00                29167.00                 24213.33                 4361.50
    45                     0.00                    0.00                     0.00                    0.00
    46                     0.00                    0.00                 16736.33                 6720.17
 46.01
 46.02
 46.03
    47                     0.00                 5882.50                 23866.50                13299.33
    48                     0.00                    0.00                 11054.17                  735.08
    49                     0.00                 6000.00                  5260.24                 5877.75
    50                     0.00                    0.00                 40587.01                 9848.92
    51                     0.00                    0.00                 14662.42                 2166.25
    52                     0.00                    0.00                 21922.10                 5114.92
    53                     0.00                    0.00                   213.18                 5982.75
    54                     0.00                 6833.33                  9878.75                 1424.83
    59                     0.00                 5000.00                 16000.00                 1408.58
    61                     0.00                 9583.33                 40798.83                 4353.25
    63                     0.00                 3125.00                  7491.08                 3416.17
    66                     0.00                 4167.00                 25791.06                 5204.49
    69                     0.00                    0.00                  7475.00                 3829.01
    71                     0.00                    0.00                 13333.33                 3291.83
    72                     0.00                 5000.00                 27479.55                 3826.77
    73                     0.00                    0.00                 12120.17                 6805.65
    74                     0.00                    0.00                 14723.10                 1865.58
    75                     0.00                    0.00                 20024.23                 1162.50
    76                     0.00                    0.00                 15833.33                 2917.08
    77                     0.00                 6250.00                  7586.14                 1767.67
    78                     0.00                 6417.00                  7445.34                 1613.92
    79                     0.00                 5417.00                  8651.94                 1500.25
    81                     0.00                 5416.67                 14937.54                 2081.05
    90                     0.00                 7663.41                 13407.39                 4358.50
    93                     0.00                    0.00                  6976.92                 4053.40
 93.01
 93.02
    94                     0.00                    0.00                     0.00                    0.00
    96                     0.00                 6250.00                     0.00                 5580.83
    97                     0.00                    0.00                 14989.47                 3356.08
    98                     0.00                    0.00                  6708.00                 4286.25
    99                     0.00                 6750.00                  7166.67                 1422.92
   100                     0.00                    0.00                 11842.50                 5250.60
   103                     0.00                    0.00                     0.00                    0.00
   104                     0.00                 3125.00                  1400.43                 2734.44
   106                     0.00                 3500.00                  6366.08                 1428.08
   108                     0.00                    0.00                     0.00                  596.30
   112                     0.00                    0.00                     0.00                  401.33
   114                     0.00                    0.00                  6133.33                 2516.93
   115                     0.00                    0.00                     0.00                    0.00
   119                     0.00                    0.00                 22767.66                 4022.58
   121                     0.00                 4166.66                  7916.67                 3126.02
   122                     0.00                 4167.00                 14330.68                 3120.74
   126                     0.00                 2083.00                  3811.83                 1249.08
   130                     0.00                 2084.00                  1808.33                  705.25
   131                     0.00                 2500.00                  3901.69                  513.92
   133                     0.00                 1452.00                  7083.33                 2767.06
   134                     0.00                    0.00                  5130.67                 6878.08
   136                     0.00                 4166.66                  7348.33                 1292.42
   137                     0.00                 4166.66                  8966.75                    0.00
   138                     0.00                    0.00                 11292.75                  475.67
   139                     0.00                 3333.33                  7959.33                  824.48
   140                     0.00                    0.00                  6715.75                 1428.42
   141                     0.00                    0.00                  4929.50                 4316.17
   142                     0.00                    0.00                  3711.67                 1325.33
   143                     0.00                    0.00                 13079.17                 4918.08
   144                     0.00                    0.00                  7795.00                 1263.79
   145                     0.00                 2387.00                  3986.75                 2006.75
   146                     0.00                    0.00                  2609.25                  401.23
   149                     0.00                 2083.00                  3821.45                  729.26
   150                     0.00                    0.00                  4089.71                 1664.67
   152                     0.00                    0.00                     0.00                  177.50
   153                     0.00                 3333.33                  3252.68                  811.58
   154                     0.00                    0.00                  5201.92                 1511.67
   155                     0.00                    0.00                  4322.66                 1762.50
   156                     0.00                  494.33                  1521.46                 1107.08
   159                     0.00                 4166.67                  8493.50                 1158.67
   160                     0.00                    0.00                  2427.47                 1499.25
160.01
160.02
160.03
160.04
   161                     0.00                    0.00                  1447.64                  729.93
   163                     0.00                    0.00                  3440.42                 1512.75
163.01
163.02
163.03
163.04
   164                     0.00                    0.00                  2750.00                  362.50
   167                     0.00                 1667.00                  4611.25                 1081.58
   168                     0.00                 2748.00                  8400.30                  611.35
   169                     0.00                    0.00                     0.00                    0.00
   170                     0.00                    0.00                 12083.33                 3527.33
   171                     0.00                    0.00                  6042.94                 1098.08
   173                     0.00                    0.00                  5416.67                  699.34
   175                     0.00                  833.33                     0.00                    0.00
   180                     0.00                    0.00                  3353.33                 4000.00
   182                     0.00                    0.00                  4699.17                 1864.34
   186                     0.00                    0.00                  2394.92                 1380.01
   187                     0.00                    0.00                  2716.92                  855.75
   189                     0.00                    0.00                     0.00                  117.45
   193                     0.00                    0.00                  1985.42                 1298.96
   195                     0.00                    0.00                  2640.50                 1083.33
   198                     0.00                    0.00                  1155.33                 1150.00

Loan #   Monthly Other Reserve   Grace Period   Lockbox In-place   Property Type          Defeasance Permitted
------   ---------------------   ------------   ----------------   --------------------   --------------------
    16                    0.00              7   No                 Office                 Yes
    18                    0.00              7   No                 Hotel                  Yes
    22                    0.00              7   No                 Office                 Yes
    25                    0.00              7   No                 Multifamily            Yes
    28                    0.00              7   No                 Industrial             Yes
 28.01                                      7   No                 Industrial             Yes
 28.02                                      7   No                 Industrial             Yes
 28.03                                      7   No                 Industrial             Yes
 28.04                                      7   No                 Industrial             Yes
 28.05                                      7   No                 Industrial             Yes
    29                    0.00              7   No                 Retail                 Yes
    30                    0.00              7   No                 Hotel                  Yes
    31                    0.00              7   No                 Retail                 Yes
    32                    0.00              7   No                 Industrial             Yes
    35                    0.00              7   No                 Office                 Yes
    36                    0.00              7   No                 Industrial             Yes
    37                25000.00              7   No                 Multifamily            Yes
 37.01                                      7   No                 Multifamily            Yes
 37.02                                      7   No                 Multifamily            Yes
 37.03                                      7   No                 Multifamily            Yes
    38                    0.00              7   No                 Office                 Yes
    45                    0.00              7   No                 Office                 Yes
    46                    0.00              7   Yes                Multifamily            No
 46.01                                      7   Yes                Multifamily            No
 46.02                                      7   Yes                Multifamily            No
 46.03                                      7   Yes                Multifamily            No
    47                    0.00              0   Yes                Office                 Yes
    48                    0.00             15   No                 Retail                 Yes
    49                    0.00              7   No                 Industrial             Yes
    50                    0.00              7   No                 Hotel                  Yes
    51                    0.00              7   No                 Office                 Yes
    52                    0.00              7   No                 Multifamily            Yes
    53                    0.00              7   No                 Multifamily            Yes
    54                11941.50              7   No                 Office                 Yes
    59                 4721.00              7   No                 Retail                 Yes
    61                    0.00              7   No                 Office                 Yes
    63                    0.00              7   No                 Retail                 Yes
    66                    0.00              7   No                 Retail                 Yes
    69                    0.00              7   No                 Multifamily            Yes
    71                    0.00              7   No                 Multifamily            Yes
    72                    0.00              7   No                 Office                 Yes
    73                    0.00              7   Yes                Multifamily            Yes
    74                    0.00              7   No                 Retail                 Yes
    75                    0.00              7   No                 Office                 Yes
    76                    0.00              7   No                 Self-Storage           Yes
    77                    0.00              7   No                 Retail                 Yes
    78                    0.00              7   No                 Retail                 Yes
    79                    0.00              7   No                 Retail                 Yes
    81                    0.00              7   No                 Retail                 Yes
    90                    0.00              7   No                 Office                 Yes
    93                    0.00              7   No                 Multifamily            Yes
 93.01                                      7   No                 Multifamily            Yes
 93.02                                      7   No                 Multifamily            Yes
    94                    0.00              7   No                 Industrial             Yes
    96                32500.00              7   No                 Industrial             Yes
    97                    0.00              7   No                 Hotel                  Yes
    98                    0.00              7   Yes                Multifamily            Yes
    99                    0.00              7   No                 Office                 Yes
   100                    0.00              7   No                 Multifamily            Yes
   103                    0.00              7   No                 Retail                 Yes
   104                    0.00              7   No                 Office                 Yes
   106                    0.00              7   No                 Office                 Yes
   108                    0.00              7   No                 Retail                 Yes
   112                    0.00              7   No                 Retail                 Yes
   114                    0.00              7   No                 Multifamily            Yes
   115                    0.00              7   No                 Retail                 Yes
   119                    0.00              7   No                 Multifamily            Yes
   121                    0.00              7   No                 Office                 Yes
   122                 7500.00              7   No                 Industrial             Yes
   126                12882.00              7   No                 Office                 Yes
   130                    0.00              7   No                 Retail                 Yes
   131                    0.00              7   No                 Retail                 Yes
   133                    0.00              7   No                 Retail                 Yes
   134                    0.00              7   No                 Multifamily            Yes
   136                    0.00              7   No                 Retail                 Yes
   137                    0.00              7   No                 Retail                 Yes
   138                    0.00              7   No                 Office                 No
   139                    0.00              7   No                 Retail                 Yes
   140                    0.00              7   No                 Retail                 Yes
   141                    0.00              7   No                 Multifamily            Yes
   142                    0.00             15   No                 Multifamily            Yes
   143                    0.00              7   No                 Multifamily            Yes
   144                    0.00              7   No                 Multifamily            Yes
   145                    0.00              7   No                 Retail                 Yes
   146                    0.00              7   No                 Manufactured Housing   Yes
   149                    0.00             15   No                 Retail                 Yes
   150                    0.00              7   No                 Retail                 Yes
   152                    0.00             15   No                 Retail                 Yes
   153                    0.00              7   No                 Retail                 Yes
   154                    0.00              7   No                 Multifamily            Yes
   155                    0.00              7   No                 Multifamily            Yes
   156                    0.00              7   No                 Multifamily            Yes
   159                    0.00              7   No                 Office                 Yes
   160                    0.00              7   No                 Multifamily            Yes
160.01                                      7   No                 Multifamily            Yes
160.02                                      7   No                 Multifamily            Yes
160.03                                      7   No                 Multifamily            Yes
160.04                                      7   No                 Multifamily            Yes
   161                    0.00              7   No                 Manufactured Housing   Yes
   163                    0.00             15   No                 Multifamily            Yes
163.01                                     15   No                 Multifamily            Yes
163.02                                     15   No                 Multifamily            Yes
163.03                                     15   No                 Multifamily            Yes
163.04                                     15   No                 Multifamily            Yes
   164                    0.00              7   No                 Office                 Yes
   167                    0.00              7   No                 Retail                 Yes
   168                    0.00              7   No                 Office                 Yes
   169                    0.00              7   No                 Industrial             Yes
   170                    0.00              7   No                 Multifamily            Yes
   171                    0.00              7   No                 Retail                 Yes
   173                    0.00              7   No                 Office                 Yes
   175                    0.00              7   No                 Industrial             Yes
   180                    0.00              7   No                 Multifamily            Yes
   182                    0.00              7   No                 Multifamily            Yes
   186                    0.00              7   No                 Multifamily            Yes
   187                    0.00              7   No                 Multifamily            Yes
   189                    0.00              7   No                 Retail                 Yes
   193                    0.00              7   Yes                Multifamily            Yes
   195                    0.00              7   No                 Multifamily            Yes
   198                    0.00              7   No                 Multifamily            Yes

Loan #   Interest Accrual Period   Loan Group   Final Maturity Date   Remaining Amortization Term for Balloon Loans
------   -----------------------   ----------   -------------------   ---------------------------------------------
    16   Actual/360                         1                                                                   360
    18   Actual/360                         1                                                                   360
    22   Actual/360                         1                                                                   360
    25   Actual/360                         2                                                                   360
    28   Actual/360                         1                                                                   228
 28.01   Actual/360                         1                                                                   228
 28.02   Actual/360                         1                                                                   228
 28.03   Actual/360                         1                                                                   228
 28.04   Actual/360                         1                                                                   228
 28.05   Actual/360                         1                                                                   228
    29   Actual/360                         1                                                                   360
    30   Actual/360                         1                                                                   300
    31   Actual/360                         1                                                                   360
    32   Actual/360                         1                                                                   360
    35   Actual/360                         1                                                                   360
    36   Actual/360                         1                                                                   360
    37   Actual/360                         2                                                                   360
 37.01   Actual/360                         2                                                                   360
 37.02   Actual/360                         2                                                                   360
 37.03   Actual/360                         2                                                                   360
    38   Actual/360                         1                                                                   360
    45   Actual/360                         1                                                                   360
    46   Actual/360                         2                                                                   360
 46.01   Actual/360                         2                                                                   360
 46.02   Actual/360                         2                                                                   360
 46.03   Actual/360                         2                                                                   360
    47   Actual/360                         1                                                                   360
    48   Actual/360                         1                                                                   360
    49   Actual/360                         1                                                                   360
    50   Actual/360                         1                                                                   300
    51   Actual/360                         1                                                                   360
    52   Actual/360                         2                                                                   360
    53   Actual/360                         2                                                                   360
    54   Actual/360                         1                                                                   360
    59   Actual/360                         1                                                                   360
    61   Actual/360                         1                                                                   360
    63   Actual/360                         1                                                                   360
    66   Actual/360                         1                                                                   360
    69   Actual/360                         2                                                                   360
    71   Actual/360                         2                                                                   360
    72   Actual/360                         1                                                                   300
    73   Actual/360                         2                                                                   360
    74   Actual/360                         1                                                                   360
    75   Actual/360                         1                                                                   360
    76   Actual/360                         1                                                                   300
    77   Actual/360                         1                                                                   300
    78   Actual/360                         1                                                                   360
    79   Actual/360                         1                                                                   360
    81   Actual/360                         1                                                                   360
    90   Actual/360                         1                                                                   360
    93   Actual/360                         2                                                                   360
 93.01   Actual/360                         2                                                                   360
 93.02   Actual/360                         2                                                                   360
    94   Actual/360                         1
    96   Actual/360                         1                                                                   300
    97   Actual/360                         1                                                                   300
    98   Actual/360                         2                                                                   360
    99   Actual/360                         1                                                                   360
   100   Actual/360                         2                                                                   360
   103   Actual/360                         1                                                                   360
   104   Actual/360                         1                                                                   360
   106   Actual/360                         1                                                                   360
   108   Actual/360                         1                                                                   360
   112   Actual/360                         1                                                                   360
   114   Actual/360                         2                                                                   360
   115   Actual/360                         1                                                                   360
   119   Actual/360                         2                                                                   360
   121   Actual/360                         1                                                                   360
   122   Actual/360                         1                                                                   300
   126   Actual/360                         1                                                                   360
   130   Actual/360                         1                                                                   360
   131   Actual/360                         1                                                                   360
   133   Actual/360                         1                                                                   360
   134   Actual/360                         2                                                                   360
   136   Actual/360                         1                                                                   360
   137   Actual/360                         1                                                                   360
   138   Actual/360                         1                                                                   360
   139   Actual/360                         1                                                                   360
   140   Actual/360                         1                                                                   360
   141   Actual/360                         2                                                                   360
   142   Actual/360                         2                                                                   360
   143   Actual/360                         2                                                                   360
   144   Actual/360                         2                                                                   360
   145   Actual/360                         1                                                                   360
   146   Actual/360                         2                                                                   360
   149   Actual/360                         1                                                                   300
   150   Actual/360                         1                                                                   360
   152   Actual/360                         1                                                                   360
   153   Actual/360                         1                                                                   300
   154   Actual/360                         3                                                                   240
   155   Actual/360                         3                                                                   360
   156   Actual/360                         2                                                                   360
   159   Actual/360                         1                                                                   360
   160   Actual/360                         2
160.01   Actual/360                         2
160.02   Actual/360                         2
160.03   Actual/360                         2
160.04   Actual/360                         2
   161   Actual/360                         1                                                                   360
   163   Actual/360                         2                                                                   360
163.01   Actual/360                         2                                                                   360
163.02   Actual/360                         2                                                                   360
163.03   Actual/360                         2                                                                   360
163.04   Actual/360                         2                                                                   360
   164   Actual/360                         1                                                                   360
   167   Actual/360                         1                                                                   360
   168   Actual/360                         1                                                                   360
   169   Actual/360                         1
   170   Actual/360                         2                                                                   360
   171   Actual/360                         1                                                                   360
   173   Actual/360                         1                                                                   360
   175   Actual/360                         1                                                                   360
   180   Actual/360                         2
   182   Actual/360                         2
   186   Actual/360                         2
   187   Actual/360                         1                                                                   240
   189   Actual/360                         1                                                                   360
   193   Actual/360                         2                                                                   360
   195   Actual/360                         2                                                                   360
   198   Actual/360                         2

                                    EXHIBIT B

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in paragraph (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, and, to the Seller's actual knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to paragraph (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to paragraph (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances, and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a subordination and nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which subordination and nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent institutional lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) With respect to each Mortgaged Property, except for the Mortgaged Properties related to those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or
(vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials;
(2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing coverage for losses (subject to customary deductibles) sustained by (A) fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (D) workers' compensation, if required by law; (E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:VIII" from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instances, the PML was based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, South Carolina or North Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) [Reserved]

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller's, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller, and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) The Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (C) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (D) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan. In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (a) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (b) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (1) an REMIC opinion and (2) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in paragraph (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure (i) which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or (ii) for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            (44) In the case of each related Mortgaged Property that is operated as a hotel, as of the origination of the Mortgage Loan, the related Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar mortgage loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean (x) a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and being generally consistent with assessments of environmental hazards undertaken by the Seller for similar properties, as of the date of such assessment, and, (y) if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each report in clauses (x) and (y) was prepared by an independent licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

            (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

            (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

            (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

            (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

            (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

            (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

            (c) other matters to which like properties are commonly subject, and

            (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT



                                      NONE

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED



Loan No. 74 (Vinebrook)

                                    EXHIBIT C

                                   EXCEPTIONS

Rep. #

6. Loan No. 37 (Brinton Portfolio) - The Mortgaged Property also secures indebtedness in the amount of $1,147,500 (the "Brinton Portfolio B Note"), which Brinton Portfolio B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Brinton Portfolio B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Brinton Portfolio B Note constitutes a default under this Mortgage Loan.

        Loan No. 126 (Donato Corporate Park #1) - The Mortgaged Property also secures indebtedness in the amount of $300,000 (the "Donato B Note"), which Donato B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Donato B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Donato B Note constitutes a default under this Mortgage Loan.

        Loan No. 136 (Marlton Square Shopping Center) - The Mortgaged Property also secures indebtedness in the amount of $325,000 (the "Marlton Square B Note"), which Marlton Square B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Marlton Square B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Marlton Square B Note constitutes a default under this Mortgage Loan.

        Loan No. 71 (Pheasant Run) - The Mortgaged Property also secures indebtedness in the amount of $700,000 (the "Pheasant Run B Note"), which Pheasant Run B Note was sold as of the closing date of the Mortgage Loan to CBA-Mezzanine Capital, LLC or an affiliate thereof. The Pheasant Run B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Pheasant Run B Note constitutes a default under this Mortgage Loan.

        Loan No. 47 (Metro Corporate Center) - The Mortgaged Property also secures indebtedness in the amount of $4,000,000 (the "Metro B Note"), which Metro B Note is held by Gramercy Warehouse Funding I LLC. The Metro B Note is secured by the Mortgage, and is subordinate to the Mortgage Loan being sold hereby pursuant to an Intercreditor Agreement, a copy of which is included in the Mortgage File. A failure to make a payment due under the Metro B Note constitutes a default under this Mortgage Loan.

7. Loan No. 156 (Frazier Place) - The Mortgagor owns all or a portion of a leasehold estate in the Mortgaged Property. One or more of (x) the Mortgagor and (y) a person other than the Mortgagor own, collectively, 100% of the fee estate in the Mortgaged Property, and 100% of the fee interest in the Mortgaged Property is encumbered by the Mortgage

        Loan Nos. 99 and 130 (The Summit Building and Tristate Plaza) - The following applies to each of these Mortgage Loans: Because the Mortgage Loan is structured for tax purposes with an indemnity deed of trust ("IDOT"), the guarantor of the related Mortgage Note (instead of the related Mortgagor) is the owner of the related Mortgaged Property and the related Mortgage encumbers such guarantor's fee interest in the related Mortgaged Property.

8. Loan Nos. 37, 126, 136, 71 and 47 (Brinton Portfolio, Donato Corporate Park #1, Marlton Square Shopping Center, Pheasant Run and Metro Corporate Center) - See exceptions to Representation #6 above.

10(a). Loan No. 74 (Vinebrook Plaza) -no individual or entity other than the Mortgagor is liable for any breach of the environmental covenants contained in the Mortgage Loan documents; however, the Mortgagor is required, pursuant to the Mortgage Loan documents, to maintain a pollution legal liability insurance policy with respect to the Mortgaged Property, naming the holder of the Mortgage Loan as an additional insured, in an amount not less than $5,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

10(d) Loan No. 38 (Cadillac Tower) The City of Detroit is a tenant at the related Mortgaged Property, under a lease for approximately 171,083 square feet that, as of the origination of this Mortgage Loan, was to have expired on March 31, 2007. The Mortgagor established a reserve of $3 million (in the form of a letter of credit), which, pursuant to the related Mortgage, was to be held until such time as certain conditions more fully set forth in the Mortgage were satisfied, including, without limitation, that the Mortgagor renewed or extended the lease with the City of Detroit for a specified duration and at a specified rental rate, and otherwise on terms and conditions substantially similar to those in the existing lease with such tenant, pursuant to a lease approved by the holder of the Mortgage (which approval could not unreasonably be withheld); upon the Mortgagor entering into such an approved lease, the Mortgage provided conditions for the disbursement of this reserve (or reduction in and/or termination of the letter of credit). Following the origination of this Mortgage Loan, the Mortgagor delivered a draft lease for review by the mortgage loan seller; the mortgage loan seller notified the Mortgagor that the lease, as drafted, would not meet the requirements of the Mortgage for return of the $3 million letter of credit (and, further, notified the Mortgagor of the changes required so that the draft lease would meet those requirements). Subsequently, the related Mortgagor entered into the lease on substantially the terms presented for review by the holder of the Mortgage, but without incorporating the changes that had been provided; a copy of the executed lease and mortgage loan seller's comments thereto have been included in the related Mortgage Loan file. The effectiveness of the lease extension is conditioned upon the approval (by resolution) of Detroit's City Council, which resolution has not been passed at this time.

        The Mortgagor has requested that the entire $3 million letter of credit be released notwithstanding the failure to satisfy the requirements of the Mortgage, and the mortgage loan seller has given notice that the letter of credit would not be released because the conditions were not satisfied. Nonetheless, the Mortgagor and related mortgage loan seller have engaged in discussions that would, among other things, allow (i) a portion of the $3 million letter of credit to be released to pay certain brokerage commissions in connection with the lease renewal, (ii) for an approximately $250,000 reduction in the letter of credit and (iii) provide for the balance of the reserve to be released during the term of such lease upon the satisfaction of certain conditions; the mortgage loan seller and the Mortgagor have not reached an agreement on these matters as of the transfer of the Mortgage Loan to the Trust.

12. Loan No. 90 (Labcorp Building) - a de minimis portion of the unimproved land at the Mortgaged Property may be released from the lien of the Mortgage for conveyance to the local government as part of a road improvement project.

14(a). Loan No. 189 (Panda and Souplantation) - The Mortgaged Property is comprised of two stand alone buildings (each leased to a separate tenant). Each of such tenants is responsible under their respective leases for building their own improvements and all of the Mortgagor's construction obligations are complete under such leases. The construction of the Souplantation building is not yet complete as of the Closing Date; however, the tenant under the lease for such building has commenced paying rent under its lease.

16. Loan No. 189 (Panda and Souplantation) - The Souplantation building is under construction and a certificate of occupancy has not yet been issued for the building; however, the sole tenant at such building has commenced paying rent and is obligated under its lease to obtain the certificate of occupancy.

        Loan No. 37 (Brinton Portfolio) - the Courtside property requires the construction of a clubhouse as a condition to the local government's zoning/site plan approval. As of the closing of the Mortgage Loan, this had not been completed. An escrow of $250,000 (which was determined by the Seller to exceed the cost of construction) has been established with Far West Bank, under an agreement that provides, inter alia, that (a) the Mortgage Loan holder's approval is required for each disbursement, and (b) upon an event of default under the Mortgage Loan, the proceeds of the escrow are paid over to the holder of the Mortgage Loan. The failure to build the clubhouse at this time is a non-conformity.

        Loan No. 75 (155 Canal Street) - At the closing of the Mortgage Loan, a valid temporary certificate of occupancy was in effect covering only the cellar and the first floor of the existing building at the Mortgaged Property, which such temporary certificate of occupancy expires on April 18, 2006. Pursuant to the related Mortgage Loan documents, the related Mortgagor is obligated to pursue, at its sole cost and expense, the issuance of an unconditional permanent certificate of occupancy covering the entire Mortgaged Property. The related Mortgage loan is fully recourse to Alexander F. Chu and Irene Chu, the sponsors of the related Mortgage Loan, until such time as the related Mortgagor obtains an unconditional permanent certificate of occupancy covering the entire Mortgaged Property.

17. Loan No. 16 (510 5th Avenue) - The airspace above the Mortgagor's building at the Mortgaged Property (the "Airspace") and the development rights appurtenant to such Airspace (the "Excess Development Rights") have been retained by Chase Bank (a tenant at the Mortgaged Property). Until such time as the Excess Development Rights and Airspace have been separated from the tax parcel of which the Mortgaged Property forms the other part, and the Mortgaged Property comprises its own separate tax parcel, Mortgagor's impound account deposits under the Mortgage Loan documents shall cover taxes for the Excess Development Rights and Airspace also. Upon the Mortgage Loan holder's request, Mortgagor shall complete all necessary steps for subdivision of the Mortgaged Property from the Excess Development Rights and Airspace, and shall obtain all required approvals, to obtain a final separate tax lot for the Mortgaged Property. Upon request by the Mortgage Loan holder, Mortgagor shall diligently take all steps to obtain the final separate tax lot designation for the Mortgaged Property and shall indemnify the Mortgage Loan holder against any and all consequences of Mortgagor's not obtaining such separate tax lot designation.

        Loan Nos. 189, 108 and 112 (Panda and Souplantation, Staples and Petsmart and Babies R Us and Pier 1) - Prior to the closing of these Mortgage Loans, the related Mortgaged Properties were all located in a common tax lot. Each of these Mortgaged Properties has been legally subdivided; however, separate tax assessments have not yet been issued by the municipality. The related Mortgagors have entered into a tax allocation agreement to be effective until separate tax bills are issued.

        Loan No. 115 (Marsh Supermarkets) - as of closing of the Mortgage Loan, the Mortgaged Property was not a separate tax lot. Mortgagor has deposited an escrow of $58,478.15 with the holder of the Mortgage Loan and such escrow shall not be released to Mortgagor until the Mortgaged Property constitutes a separate tax lot. The Mortgagor has covenanted in the Mortgage Loan documents to cause the Mortgaged Property to constitute a separate tax lot prior to the date upon which taxes next become due with respect to the Mortgaged Property.

        Loan No. 146 (Sycamore Springs MHC) - At the closing of the Mortgage Loan, the Mortgaged Property consisted of two (2) tax parcels, one of which covers property other than the Mortgage Property. The Seller has been verbally advised by a representative of the tax assessors office in the municipality in which the Mortgaged Property is located that effective January 1, 2006, or as soon thereafter as the tax assessor assesses the Mortgaged Property for the 2006 assessments, the Mortgaged Property shall automatically convert to one (1) tax lot without any further action taking place, and no portion of such tax lot will cover property other than the Mortgaged Property, and no portion of the Mortgaged Property will lie in another tax lot. Until such time as the Mortgaged Property is assessed as a separate tax lot, the Mortgagor is required under the Mortgage, with respect to each of the tax lots in which the Mortgaged Property is located, to make escrow deposits for taxes for the entire tax lot.

        Loan No. 154 (Eckerd - New Bern) - as of closing of the Mortgage Loan, the Mortgaged Property was not a separate tax lot. Until such time as the Mortgaged Property is assessed as a separate tax lot, the Mortgagor is required under the Mortgage, with respect to each of the tax lots in which the Mortgaged property is located, to make escrow deposits for taxes for the entire tax lot.

        Loan No. 122 (2007 Beech Grove Place) - As of the closing of the Mortgage Loan, the Mortgaged Property was not a separate tax lot and included property other than the Mortgaged Property. The Seller has been verbally advised by a representative of the tax assessor's office in the municipality in which the Mortgaged Property is located that effective January 1, 2007, or as soon thereafter as the tax assessor assesses the Mortgaged Property for the 2007/2008 fiscal year assessments, the Mortgaged Property shall be assigned a separate tax parcel identification number and be separately assessed as a single tax parcel, with no further action, and no portion of such tax lot will cover property other than the Mortgaged Property, and no portion of the Mortgaged Property will lie in another tax lot. Until such time as the Mortgaged Property is assessed as a separate tax lot, the Mortgagor is required under the Mortgage to make escrow deposits for taxes for the entire tax lot.

19(b). Loan No. 90 (Labcorp Building) - See exception to Representation #12 above.

20(c). Loan No. 96 (101-01 Foster Avenue) - The holder of the Mortgage can become holder of Ground Lease by foreclosure of the Mortgage or assignment in lieu of foreclosure without the ground lessor's consent, but subsequent assignments of the Ground Lease are subject to the consent of the ground lessor (which is The City of New York), not to be unreasonably withheld.

22. Loan No. 18 (San Antonio Marriot Northwest) - $100,000 deductibles are permitted for all coverages. In addition, for so long as Columbia Sussex Corporation is in control of the Mortgagor, the Mortgagor may have deductibles or self-insured retention of up to $1,000,000 provided that the Mortgagor and an affiliate of Mortgagor shall remain liable to the holder of the Mortgage Loan for any shortfall between the amount actually paid under any such policies and the amount that would have been paid if the deductibles were $100,000.

        Loan No. 112 (Babies R Us and Pier 1) - The Mortgagor is not required to maintain business interruption insurance with respect to the building leased to Toys R Us; however, the Mortgagor and a principal of the Mortgagor have recourse liability for any loss incurred by Lender in the event that such tenant receives a rental abatement or terminates its lease due to a casualty at such building and same is not covered by business interruption insurance. As of the closing date of the Mortgage Loan and as of the Closing Date, business interruption insurance was in effect with respect to the building leased to Toys R Us.

        Loan No. 189 (Panda and Souplantation) - The Mortgagor is not required to maintain business interruption insurance with respect to the Mortgaged Property; however, the Mortgagor and a principal of the Mortgagor have recourse liability for any loss incurred by Lender in the event that any tenant receives a rental abatement or terminates its lease due to a casualty at the Mortgaged Property and same is not covered by business interruption insurance. As of the closing date of the Mortgage Loan and as of the Closing Date, business interruption insurance was not in effect with respect to the Mortgaged Property.

        Loan No. 143 (Royal Palm Towers) - The property insurance in effect as of the closing date of the Mortgage Loan provided for 80% coinsurance without an agreed amount endorsement; however, such property insurance policy provides for $8,250,000 of insurance coverage and the insurable value of the property thereunder is approximately $7,900,000 (accordingly, the co-insurance provisions of such policy will not be triggered under these circumstances).

        Loan Nos. 94 and 169 (205 Chubb Avenue and 165 Chubb Avenue) - The following applies to each of these Mortgage Loans: The insurers which issued the general liability insurance and excess liability insurance coverages in effect with respect to the Mortgaged Property do not guarantee notice of cancellation to the mortgagee; however, each such insurer has agreed that it will endeavor to provide the mortgagee with 30 days written notice if any such policy which it issued should be cancelled before the expiration date thereof.

24. Loan No. 134 (City Line Apartments) - An affiliate of the Mortgagor (AIMCO Equity Services, Inc.) was named in a lawsuit by the Commonwealth of Virginia alleging failure to maintain the gas distribution system on the Mortgaged Property in accordance with Virginia regulations (up to the standard of a utility company). The Mortgagor has informed the Seller that it has retained counsel to represent it, and is defending the action based on the Mortgagor's belief that it does not operate a "master meter system" that requires it to maintain the system to the standards imposed on a local utility company. Pursuant to the Mortgage Loan documents, a principal of the Mortgagor has agreed to indemnify the holder of the Mortgage Loan against any loss or damage resulting from such lawsuit.

30. Loan Nos. 37 and 47 (Brinton Portfolio and Metro Corporate Center) - See exceptions to Representation #6 above.

32. Loan Nos. 37, 126, 136, 71 and 47 (Brinton Portfolio, Donato Corporate Park #1, Marlton Square Shopping Center, Pheasant Run and Metro Corporate Center) - See exceptions to Representation #6 above.

        Loan Nos. 46, 73, 93, 98, 193, 115 and 169 (Ohio Multifamily Portfolio, Plaza Apartments, Chartre Portfolio, Forest Hills, Benchmark, Marsh Supermarkets and 165 Chubb Avenue) - The following applies to each of these Mortgage Loans: Holders of direct or indirect equity interests in the Mortgagor have pledged their direct or indirect interests in the Mortgagor to secure a mezzanine loan (a "Mezzanine Loan"). In connection with such Mezzanine Loan, the Seller and the mezzanine lender entered into an intercreditor agreement, a copy of which is included in the related Mortgage File.

        The following applies to each of the Mortgage Loans listed below: The related Mortgage provides that direct or indirect equity interests in the related Mortgagor may be pledged as security for indebtedness of the owners of direct or indirect equity interests in the related Mortgagor, under certain conditions more fully set forth in the related Mortgage (including, without limitation, limits on the maximum aggregate loan-to-value ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the minimum debt service coverage ratio (inclusive of both the Mortgage Loan and such mezzanine indebtedness) and the requirement of an intercreditor agreement satisfactory to the holder of the Mortgage Loan).

               a. Loan No 22 - Deloitte Building
               b. Loan No 160 - Majestic Portfolio
               c. Loan No 182 - 308 E. 209th Street
               d. Loan No 186 - 754 Manida Street
               e. Loan No 180 - 725 Southern Boulevard
               f. Loan No 198 - 1935 Bergen Street
               g. Loan No 81 - Beechmont Retail
               h. Loan No 72 - Binz Law Center
               i. Loan No 137 - Westside Plaza
               j. Loan No 195 - 3035 Wallace Avenue
               k. Loan No 47 - Metro Corporate Center

               (i)
        Loan No. 28 (Metokote U.S. Portfolio) - The Mortgage Loan Documents provide that the sale or transfer of stock or interest in (or any mergers between) the following affiliates of Mortgagor: (i) Corporate Property Associates 14 Incorporated, (ii) Corporate Property Associates 15 Incorporated, (iii) Corporate Property Associates 12 Incorporated,
        (iv) Corporate Property Associates 16-Global Incorporated, (v) W.P. Carey & Co. LLC, (vi) any entity which is controlled, as of the date of such sale or transfer of stock or interest or merger, pursuant to an advisory agreement, by W.P. Carey & Co. LLC or Carey Asset Management Corp. (so long as Carey Asset Management Corp. is a wholly owned subsidiary of W.P. Carey & Co. LLC) (each of the entities in the foregoing clauses (i) through (vi) are hereinafter referred to as a member of the "Carey Group") or (vii) any wholly owned subsidiary of a member of the Carey Group (a "Carey Member Subsidiary"), shall not require the consent of the holder of the Mortgage Loan so long as the applicable company whose stock or interest is being sold or transferred (or (x) the surviving entity in the case of a merger among members of the Carey Group or (y) the parent of the surviving entity in the case of a merger between a Carey Member Subsidiary and a member of the Carey Group if the surviving entity is the Carey Member Subsidiary) is required to file, with respect to the equity interests of such company, periodic reports with the Securities and Exchange Commission under
        Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.

        Loan No. 171 (Northwest Crossing Shopping Center) - The Mortgage Loan documents provide that if the Mortgagor (or any general partner or managing member of the Mortgagor) is a Publicly-Held Corporation (as defined below), any direct or indirect transfer of stock in such corporation, or the issuance of new stock in such corporation is permitted without the prior consent of the holder of the Mortgage Loan. As used therein, the term "Publicly-Held Corporation" means a corporation the outstanding voting stock of which is registered under
        (i) Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended; or (ii) with the Toronto or any other recognized publicly-traded Canadian Stock Exchange.

        Loan Nos. 66 and 164 (Allendale Shopping Center and McArdle Building ) - The following applies to each of these Mortgage Loans: The Mortgage Loan documents permit a change of control of the Mortgagor, in the event that none of the original Principals are alive and competent, to certain relatives who were pre-approved by the holder of the Mortgage Loan and defined in the Mortgage as "Approved Control Parties." The original Principals whom the holder of the Mortgage Loan approved to control the Borrower are Philip Pilevsky, Meir Levy and Shaul Levy.

        Loan No. 45 (Suncom Center) - As of the date hereof, the Mortgagor is controlled (directly or indirectly) by Edwin Llwyd Ecclestone, Jr. Pursuant to the Mortgage Loan documents, the Mortgage Loan holder's consent is not required for (i) the transfer of shares in Lakeview Operating Company, the managing member of Lakeview, LLC, which is the sole member of the Mortgagor, to certain children of Edwin Llwyd Ecclestone, Jr. identified in the Mortgage Loan documents and/or (ii) the transfer of up to 99% of the shares in Lakeview, LLC to Ecclestone, Jr. Dynasty Trust, which may effect a change of control of the Mortgagor.

35. Loan No. 28 (Metokote - US Portfolio) - Substitution of an individual property with a replacement property is permitted upon the terms and conditions set forth in Exhibit A to the Mortgage Note, including, without limitation, the requirements that (x) the net operating income and debt service coverage ratio for the replacement property for the 12 month period immediately preceding the substitution must be equal to or greater than 110% of the net operating income and debt service coverage ratio for the released property for the 12 month period immediately preceding the substitution and (y) the appraised value of the replacement property must be equal to or greater than 110% of the greater of (i) the appraised value of the released property on the closing date of the Mortgage Loan and (ii) the appraised value of the released property on the date of substitution.

37. Loan No. 37 (Brinton Portfolio) - See exception to Representation #16 above.

42. Loan No. 16 (510 Fifth Avenue) - The Mortgage Loan documents provide that terrorism insurance shall be limited so that if such coverage becomes unavailable at commercially reasonable rates the Mortgagor shall be required to purchase such terrorism insurance coverage as can be obtained for an amount equal to 200% of the greater of (I) the premiums for the "all risk" insurance coverages required under Section 1.4 of the Mortgage prior to the change in the terms of such coverage, and (II) the premium for the "all risk" insurance coverages (excluding terrorism insurance) required under Section 1.4 of the Mortgage after giving effect to such change in the terms of coverage.

        Loan No. 18 (San Antonio Marriot Northwest) - The Mortgage Loan documents provide that in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, then the cost of the annual premium associated with terrorism insurance that the Mortgagor shall be required to incur shall be limited to 200% of the cost of the then current premium for all-risk casualty insurance without terrorism coverage.

        Loan No. 45 (Suncom Center) - The Mortgage Loan documents provide that in the event that terrorism insurance rates rise significantly or such coverage is not available with an all-risk policy, the holder of the Mortgage Loan shall not require that Mortgagor expend more than $40,000 for the annual premium associated with terrorism insurance.

        Loan No. 74 (Vinebrook Plaza) - The Mortgage Loan documents provide that with respect to terrorism insurance: (1) terrorism insurance shall be required on the date of the funding of the Mortgage Loan; (2) during the term of the Mortgage Loan, the holder of the Mortgage Loan shall review the requirement for terrorism insurance on an annual basis and such coverage shall be required by the holder of the Mortgage Loan if it determines that such terrorism coverage (in scope and amount) is customarily maintained by owners of property types similar to the Mortgaged Property (in terms of asset class, location, size, etc.). The holder of the Mortgage Loan shall consider the cost of terrorism coverage in determining the amount of coverage. Terrorism coverage may be waived by the holder of the Mortgage Loan if it determines that such coverage is unavailable in the insurance marketplace.

        Loan No. 112 (Babies R Us and Pier 1) - The Mortgagor is not required to maintain terrorism insurance with respect to the building leased to Toys R Us; however, the Mortgagor and principal of the Mortgagor have recourse liability for any loss resulting from mortgagee's agreement not to require terrorism insurance for such building. As of the closing date of the Mortgage Loan and as of the Closing Date, terrorism insurance was in effect with respect to the building leased to Toys R Us.

        Loan No. 189 (Panda and Souplantation) - The Mortgagor is not required to maintain terrorism insurance with respect to the Mortgaged Property; however, the Mortgagor and principal of the Mortgagor have recourse liability for any loss resulting from mortgagee's agreement not to require terrorism insurance for the Mortgaged Property. As of the closing date of the Mortgage Loan and as of the Closing Date, terrorism insurance was not in effect with respect to the Mortgaged Property.

        Loan No: 94 and 169 (205 Chubb Avenue and 165 Chubb Avenue) - The Mortgage Loan documents obligate the Mortgagor to maintain terrorism insurance. However, the Mortgagor is not obligated to incur a cost for any such terrorism insurance that is in excess of two (2) times the cost of the "all-risk" insurance required under the Mortgage Loan documents for the annual policy period.

        Loan No. 137 (Westside Plaza) - As of the closing date of the Mortgage Loan and as of the Closing Date, the property insurance coverage in effect with respect to the portion of the Mortgaged Property operated as a Denny's restaurant excludes coverage for acts of terrorism and same is not required under the Mortgage Loan documents. Denny's occupies approximately 3% of the renatable space at the Mortgaged Property.

                                    EXHIBIT D


                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of March 16, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated February 17, 2006, as supplemented by the Prospectus Supplement, dated March 3, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated March 3, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class X-1, Class A-3A, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated March 3, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this __ day of ______
2006.

                                       By:_____________________________
                                          Name:
                                          Title: